UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017

(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

ANNUAL REPORT

October 31, 2012

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion – October 31, 2012
(Unaudited)

At October 31, 2012, the audited net asset values attributable to each of the 532,256 comon shares outstanding of the Third Avenue Value Fund Investor Class and 53,612,581 common shares outstanding of the Third Avenue Value Fund Institutional Class were $48.47 and $48.53 per share, respectively. This compares with audited net asset values at October 31, 2011 of $43.21 and $43.18 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2012

	One Year ended 10/31/12	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Value Fund Investor Class†	12.36%	N/A	N/A	N/A	2.97%
Third Avenue Value Fund Institutional Class^	12.61%	5.15%	(4.52%)	8.08%	11.59%
MSCI World Index‡	10.11%	8.48%	(2.30%)	7.77%	7.16%
S&P 500 Index‡	15.21%	13.21%	0.36%	6.91%	9.48%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on November 1, 1990.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

Third Avenue Value Fund’s (the “Fund”) basket of Hong Kong real estate and investment companies were the primary drivers of positive performance during the year. All three of the top performance contributors were Hong Kong companies. Over the course of the year, the Fund reduced its exposure to Hong Kong, as part a plan to diversify the portfolio. Not only was Hong Kong exposure reduced, but by the fiscal year end, the Fund no longer had greater than 8% exposure to any single name.

The largest performance contributor was Wheelock & Co., Ltd. which was up 50.99% over the last year. In June 2012, Wheelock announced that its subsidiary, The Wharf Ltd., made a $HK 5.1 billion capital infusion into Greentown China. Founded in 1995, Greentown is a leading China homebuilder with a strong brand name and a 41 million square foot land bank. The capital infusion consisted of common stock at a 3% discount to the market price at the time of the announcement and a 9% perpetual security convertible at a 38% premium. Through the transaction, Wharf and Greentown will become strategic partners in China, and Wharf will be represented on Greentown’s board. The opportunity was created by the softening residential property market over the last year and Greentown’s over leveraged balance sheet.

Henderson Land Development Co., Ltd., up 27.98% for the year, was the second strongest performance contributor. For the first six months of 2012, Henderson reported a drop in property sales revenues, but strong increases in rental income. The decline in property sales did lead to a modest drop in year over year profits of 5%, but this was caused by the timing and booking of sales and not anything fundamental in Hong Kong’s property markets. Henderson also owns a controlling stake in Hong Kong & China Gas, a stable source of earnings even in turbulent real estate markets.

Cheung Kong Holdings, Ltd., up 21.31% was the third strongest performance contributor. Cheung Kong is a financially strong, diverse investment holding company with HK$24 billion in cash on hand. It has private equity investments in property development, hotels, ports, infrastructure, telecom and retail. In part through its majority ownership of Hutchison Whampoa, the company has global reach.

1

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The most significant detractor from performance over the year was our investment in Tellabs, Inc., a strongly financed telecom services company which has struggled in a difficult market for corporate IT and network spending. After the fiscal year end, Third Avenue Management filed a 13-D with the U.S. Securities and Exchange Commission, announcing our 9.6% ownership of the company and our willingness to talk to management about its future direction.

While the Fund reduced its exposure to Hong Kong and sold several smaller non-core investments, it was able to build a larger cash reserve and to add key positions in the financial sector (Comerica, Inc. and Daiwa Securities Group, Inc. were added to the portfolio) to the energy sector, through the addition of Devon Energy Corp. and to the technology sector through the additions of Nintendo Co., Ltd. and Symantec Corp.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2012, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust
Third Avenue Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INVESTOR CLASS
(TVFVX), THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2012

Average Annual Total Return

1 Year	Since Inception (12/31/09)
12.36%	2.97%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust
Third Avenue Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INSTITUTIONAL CLASS
(TAVFX), THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED OCTOBER 31, 2012

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
12.61%	5.15%	(4.52%)	8.08%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

Third Avenue Trust
Third Avenue Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2012 is as follows:

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at October 31, 2012

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 0.16%
	Consumer Products - 0.16%
19,106,981	Home Products International, Inc., 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17 (b) (c) (d)	$4,255,125

	Total Corporate Bonds & Notes (Cost $19,106,981)	4,255,125

Shares

Preferred Stocks - 0.01%
	Insurance & Reinsurance - 0.01%
4,626	Ecclesiastical Insurance, 8.625% (United Kingdom)	9,024
1,022,245	RS Holdings Corp., Convertible, Class A (a) (b) (c) (d)	212,126

	Total Preferred Stocks (Cost $1,022,630)	221,150

Common Stocks - 87.68%
	Asset Management - 9.33%
5,812,879	Bank of New York Mellon Corp. (The)	143,636,240
2,945,774	Brookfield Asset Management, Inc., Class A (Canada)	101,452,457

		245,088,697

	Automotive - 4.68%
4,304,800	Toyota Industries Corp. (Japan)	122,948,065

	Consumer Products - 0.00%#
526,368	Home Products International, Inc. (a) (b) (c) (d)	26,318

	Depository Institutions - 6.04%
10,393,450	Chong Hing Bank, Ltd. (Hong Kong)	18,882,430
1,196,949	Comerica, Inc.	35,681,050
12,378,132	KeyCorp	104,223,871

		158,787,351

Shares	Security†	Value (Note 1)

	Diversified Holding Companies - 19.48%
51,770	Capital Southwest Corp.	$5,578,217
10,149,000	Cheung Kong Holdings, Ltd. (Hong Kong)	149,942,323
5,486,185	Investor AB, Class A (Sweden)	117,202,493
159,010,000	Lai Sun Garment International, Ltd. (Hong Kong) (a) (c)	20,312,114
1,231,142	RHJ International (Belgium) (a)	6,127,625
1,982,750	RHJ International (Belgium) (a) (d)	9,868,519
46,407,500	Wheelock & Co., Ltd. (Hong Kong)	202,994,077

		512,025,368

	Financial Insurance - 0.03%
37	Manifold Capital Holdings, Inc. (a) (b) (c) (d)	860,000

	Home Furnishings - 0.02%
94,758	Stanley Furniture Co., Inc. (a)	440,625

	Insurance & Reinsurance - 1.83%
74,858	Alleghany Corp. (a)	26,020,641
127,500	Olympus Re Holdings, Ltd. (Bermuda) (a) (b) (d)	96,900
9,337	RS Holdings Corp., Class A (a) (b) (c) (d)	1,937
42,953	White Mountains Insurance Group, Ltd.[1]	22,022,003

		48,141,481

	Manufactured Housing - 3.22%
983	Fleetwood Homes, Inc. (a) (b) (c) (d)	84,564,500

	Non-U.S. Real Estate Operating
	Companies - 11.70%
20,426,000	Hang Lung Group, Ltd. (Hong Kong)	120,973,852
26,917,579	Henderson Land Development Co., Ltd. (Hong Kong)	186,511,570

		307,485,422

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Oil & Gas Production & Services - 5.17%
1,844,659	Devon Energy Corp.	$107,377,600
1,263,624	EnCana Corp. (Canada)	28,494,721

		135,872,321

	Securities Brokerage - 3.83%
25,241,300	Daiwa Securities Group, Inc. (Japan)	100,547,832

	Semiconductor Equipment Manufacturers - 1.89%
4,689,207	Applied Materials, Inc.	49,705,594

	Software - 1.81%
150,000	Nintendo Co. Ltd. (Japan)	19,316,047
1,550,000	Symantec Corp. (a)	28,194,500

		47,510,547

	Steel & Specialty Steel - 6.28%
2,104,774	POSCO, ADR (South Korea)	164,972,186

	Telecommunications Equipment - 3.22%
3,689,979	Sycamore Networks, Inc. (a) (c)	21,328,079
21,648,175	Tellabs, Inc. (c)	63,212,671

		84,540,750

	U.S. Real Estate Operating Companies - 4.17%
3,816,276	Forest City Enterprises, Inc., Class A (a)	61,251,230
1,618,350	Tejon Ranch Co. (a) (c)	48,453,399

		109,704,629

	Utilities, Utility Service Companies & Waste Management - 4.98%
7,193,557	Covanta Holding Corp. (c)	130,778,866

	Total Common Stocks (Cost $2,169,872,630)	2,304,000,552

Investment Amount ($)	Security†	Value (Note 1)

Limited Partnerships - 0.01%
	Insurance & Reinsurance - 0.01%
1,805,000	Insurance Partners II Equity Fund, L.P. (a) (b)	$358,478

	Total Limited Partnerships (Cost $32,494)	358,478

	Total Investment Portfolio - 87.86% (Cost $2,190,034,735)	2,308,835,305
	Other Assets less Liabilities - 12.14%	318,921,844

	NET ASSETS - 100.00%	$2,627,757,149

Notes:
ADR:	American Depositary Receipt.
PIK:	Payment-in-kind.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security subject to restrictions on resale.

Shares/ Principal Amount	Issuer	Acquisition Date	Acquisition Cost	Carrying Value Per Unit

983	Fleetwood Homes, Inc.	8/14/09-4/29/11	$68,785,900	$86,026.96
526,368	Home Products International, Inc.	5/30/07	54,667,471	0.05
19,106,981	Home Products International, Inc. 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17	3/16/07-10/2/12	19,106,981	22.27
37	Manifold Capital Holdings, Inc.	9/24/97-11/10/06	39,081,514	23,243.24
127,500	Olympus Re Holdings, Ltd.	12/20/01	11,975,334	0.76
1,982,750	RHJ International	3/29/05-3/14/07	50,259,540	4.98
9,337	RS Holdings Corp., Class A	5/9/03	9,105	0.21
1,022,245	RS Holdings Corp., Convertible, Class A Pfd	3/18/02-4/20/04	1,013,140	0.21

At October 31, 2012, these restricted securities had a total market value of $99,885,425 or 3.80% of net assets of the Fund.

†	U.S. unless otherwise noted.
#	Amount represents less than 0.01% of total net assets.
1	Incorporated in Bermuda.

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Country Concentration

% of Net Assets

United States	35.70%
Hong Kong	26.62
Japan	9.24
South Korea	6.28
Canada	4.95
Sweden	4.46
Belgium	0.61
Bermuda	0.00 #
United Kingdom	0.00 #

Total	87.86%

#	Amount represents less than 0.01% of total net assets.

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Trust
Third Avenue Value Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers (cost of $1,825,406,016)	$1,934,830,170
Affiliated issuers (cost of $364,628,719)	374,005,135

Total investments (cost of $2,190,034,735)	2,308,835,305
Cash	322,558,509
Receivable for securities sold	7,035,126
Dividends and interest receivable	3,619,849
Receivable for fund shares sold	308,171
Tax receivable	27,729
Other assets	108,980

Total assets	2,642,493,669

Liabilities:
Payable for fund shares redeemed	5,745,033
Payable for securities purchased	5,412,150
Payable to investment adviser (Note 3)	2,300,168
Accrued expenses	714,881
Payable for shareholder servicing fees (Note 3)	506,605
Distribution fees payable (Note 6)	30,753
Payable to trustees and officers	26,930

Total liabilities	14,736,520

Net assets	$2,627,757,149

Summary of net assets:
Capital stock, $0.001 par value	$2,664,287,479
Accumulated undistributed net investment income	6,265,682
Accumulated net realized losses on investments and foreign currency transactions	(161,571,739)
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	118,775,727

Net assets applicable to capital shares outstanding	$2,627,757,149

Investor Class:
Net assets applicable to 532,256 shares outstanding, unlimited number of shares authorized	$25,796,266

Net asset value, offering and redemption price per share
$48.47

Institutional Class:
Net assets applicable to 53,612,581 shares outstanding, unlimited number of shares authorized	$2,601,960,883

Net asset value, offering and redemption price per share
$48.53

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Trust
Third Avenue Value Fund
Statement of Operations
For the Year Ended October 31, 2012

Investment Income:
Interest - unaffiliated issuers	$2,729,664
Interest - affiliated issuers (Note 5)	1,102,680
Dividends - unaffiliated issuers (net of foreign withholding tax of $3,034,410)	49,583,285
Dividends - affiliated issuers (Note 5)	5,053,060
Other income	77,234

Total investment income	58,545,923

Expenses:
Investment advisory fees (Note 3)	26,560,050
Shareholder servicing fees (Note 3)	2,986,924
Transfer agent fees	938,001
Reports to shareholders	610,003
Custodian fees	470,237
Trustees’ and officers’ fees and expenses	411,344
Accounting fees	197,483
Auditing and tax fees	174,298
Administration fees (Note 3)	162,311
Insurance expenses	106,960
Distribution fees (Note 6)	62,069
Registration and filing fees	45,904
Legal fees	12,588
Miscellaneous expenses	80,606

Total expenses	32,818,778
Recovery of expenses previously waived (Note 3)	1,278,371
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(97,238)

Net expenses	33,999,911

Net investment income	24,546,012

Realized and unrealized gain/(loss) on investments, redemption in kind and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	251,243,823
Net realized gain on investments - affiliated issuers	45,966,006
Net realized gain on redemption-in-kind transaction (Notes 2 and 5)	19,193,298
Net realized loss on foreign currency transactions	(36,695)
Net change in unrealized appreciation/(depreciation) on investments	(5,933,342)
Net change in unrealized appreciation/(depreciation) on translation of other
assets and liabilities denominated in foreign currency	150,665

Net gain on investments and foreign currency transactions	310,583,755

Net increase in net assets resulting from operations	$335,129,767

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Trust
Third Avenue Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income	$24,546,012	$39,379,109
Net realized gain on investments - unaffiliated issuers	251,243,823	351,324,048
Net realized gain/(loss) on investments - affiliated issuers	45,966,006	(1,007,059)
Net realized gain on redemption-in-kind transaction (Notes 2 and 5)	19,193,298	—
Net realized gain/(loss) on foreign currency transactions	(36,695)	190,953
Net change in unrealized appreciation/(depreciation) on investments	(5,933,342)	(790,476,704)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	150,665	(366,684)

Net increase/(decrease) in net assets resulting from operations	335,129,767	(400,956,337)

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(448,508)	(380,280)
Institutional Class	(67,360,806)	(93,625,411)

Decrease in net assets from dividends and distributions	(67,809,314)	(94,005,691)

Capital Share Transactions:
Proceeds from sale of shares	122,428,639	281,493,639
Net asset value of shares issued in reinvestment of dividends and distributions	64,227,071	89,053,928
Redemption fees	48,876	46,631
Cost of shares redeemed	(1,197,206,452)	(1,457,099,508)
Cost of shares transferred out for redemption-in-kind transaction (Notes 5 and 7)	(106,255,348)	—

Net decrease in net assets resulting from capital share transactions	(1,116,757,214)	(1,086,505,310)

Net decrease in net assets	(849,436,761)	(1,581,467,338)
Net assets at beginning of year	3,477,193,910	5,058,661,248

Net assets at end of year (including accumulated undistributed net investment income and accumulated distributions in excess of net investment income of $6,265,682 and $(22,276,930), respectively)	$2,627,757,149	$3,477,193,910

The accompanying notes are an integral part of the financial statements.

11

Third Avenue Trust
Third Avenue Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,		For the Period Ended October 31, 2010*

	2012	2011

Investor Class:
Net asset value, beginning of period	$44.00	$50.09	$46.32

Income/(loss) from investment operations:
Net investment income@	0.27	0.37	0.59
Net gain/(loss) on investment transactions (both realized and unrealized)	4.99 [2]	(5.56)[2]	3.18	[1]

Total from investment operations	5.26	(5.19)	3.77

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.79)	(0.90)	—

Total dividends and distributions	(0.79)	(0.90)	—

Net asset value, end of period	$48.47	$44.00	$50.09

Total return[3]	12.36%	(10.62%)	8.16%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,796	$25,547	$18,553
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.36%	1.38%	1.46%[5]
After fee waivers/expense offset arrangement/recovery[6]	1.40%†	1.40%†	1.40	%5#
Ratio of net investment income to average net assets	0.61%	0.75%	1.54%[5]
Portfolio turnover rate	16%	6%	2%[4]

[1]	Includes redemption fees of $0.04 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[4]	Not annualized.
[5]	Annualized.
[6]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

12

Third Avenue Trust
Third Avenue Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class:
Net asset value, beginning of year	$44.08	$50.13	$44.60	$35.16	$68.04

Income/(loss) from investment operations:
Net investment income@	0.37	0.43	0.71	0.81	1.01
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	4.98	(5.51)	5.96	8.81	(31.80)

Total from investment operations	5.35	(5.08)	6.67	9.62	(30.79)

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.90)	(0.97)	(1.14)	(0.18)	(1.63)
Distributions from realized gains	—	—	—	(0.00)*	(0.46)

Total dividends and distributions	(0.90)	(0.97)	(1.14)	(0.18)	(2.09)

Net asset value, end of year	$48.53	$44.08	$50.13	$44.60	$35.16

Total return[2]	12.61%	(10.42%)	15.25%	27.59%	(46.52%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,601,961	$3,451,647	$5,040,109	$5,688,276	$5,372,294
Ratio of expenses to average net assets
Before fee waivers/expense offset
arrangement/recovery	1.11%	1.13%	1.19%	1.17%	1.11%
After fee waivers/expense offset
arrangement/recovery[3]	1.15%†	1.15%†	1.15%#	1.17%	1.11%
Ratio of net investment income to average net assets	0.83%	0.86%	1.55%	2.23%	1.89%
Portfolio turnover rate	16%	6%	2%	5%	17%

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Amount is less than $0.01.
@	Calculated based on the average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

13

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion – October 31, 2012
(Unaudited)

At October 31, 2012, the audited net asset value attributable to each of the 371,254 comon shares outstanding of the Third Avenue Small-Cap Value Fund Investor Class and 28,933,579 common shares outstanding of the Third Avenue Small-Cap Value Fund Institutional Class were $22.13 and $22.18 per share, respectively. This compares with audited net asset values at October 31, 2011 of $20.16 and $20.16 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2012

	One Year ended 10/31/12	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Small-Cap Value Fund Investor Class†	9.77%	N/A	N/A	N/A	7.67%
Third Avenue Small-Cap Value Fund Institutional Class^	9.99%	9.79%	(0.77%)	8.60%	7.92%
Russell 2000 Index‡	12.08%	14.82%	1.19%	9.58%	7.13%
Russell 2000 Value Index‡	14.47%	13.83%	0.87%	9.38%	8.52%
S&P Small Cap 600 Index‡	13.60%	16.61%	2.49%	10.17%	9.09%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on April 1, 1997.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

The strongest performance contributor was Madison Square Garden, Co., up 55.73% for the year. The company, which owns the Madison Square Garden arena in mid-town Manhattan, the Chicago Theater, the New York Knicks and the New York Rangers, has been renovating its marquis property to improve visitor experience and profitability. It started the year by resolving a dispute with TimeWarner Cable over local subscriber access to its sports franchises while the Knicks and Rangers had more successful seasons than some might have expected.

The second strongest performance contributor was Viterra, Inc., up 52.86% for the year. Early in 2012, Viterra accepted a takeover bid by agricultural commodities firm Glencore International at a significant premium to its market value and to the portfolio’s average purchase price. In anticipation of the deal closing by end of summer, we sold our Viterra stake near the deal price.

The third strongest performance contributor for the fiscal year was Oshkosh Corp., up 43.72% Oshkosh is a global manufacturer of specialty vehicles and vehicle bodies, mostly for industrial use. Despite the slowing macro-economic environment, Oshkosh management recently announced an initiative to double earnings per share by the end of Fiscal 2015. The plan calls for expanded international sales (to account for more than a quarter of revenues) as well as a 250 basis point improvement in operating margin. Oshkosh has reported better than expected earnings in each quarter of 2012 and has been raising future guidance.

The largest performance detractor was Mantech International Corp., which saw its stock decline 32.13% despite its reinstatement of a quarterly dividend to common shareholders. Mantech provides information technology and technical consulting services to the U.S. government, primarily the defense and intelligence agencies. Mantech shares fell when management lowered growth expectations for the year, owing to uncertainty around reductions in the US defense budget. The company is well financed, has a flexible cost structure and generates excess cash, which it has started to

14

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

return to shareholders with a dividend instituted last year. Mantech is well positioned in areas that are a priority for the U.S. government, including intelligence and cyber security.

Lexmark International, Inc., a manufacturer of printers, printing solutions and supplies was the second most significant detractor as its stock fell 30.18%. Macro concerns appear to be slowing IT related spending. During the quarter, management provided lower-than-consensus guidance for Q2 citing expectations for declines in the supplies channel inventory. Lexmark is focusing on higher-margin managed print services and software offerings for the enterprise market as it shifts from legacy low-end inkjet.

Finally, PYI Corp., Ltd. saw its shares fall 28.92% and was the third most significant performance detractor. PYI’s share price was negatively affected by various restructurings and assets sales in Hong Kong and mainland China over the past year.

During the year Third Avenue Small-Cap Value Fund exited several investments, including Investment Technology Group, Inc. and MEMC Electronic Materials, Inc., and added news positions including Kennametal, Inc., Seacor Holdings, Inc. and Weight Watchers International, Inc.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2012, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities may be less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Index measures the performance of small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Index, the Russell 2000 Value Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

15

Third Avenue Trust
Third Avenue Small-Cap Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INVESTOR
CLASS (TVSVX), THE RUSSELL 2000 INDEX,
THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2012

Average Annual Total Return

Since Inception
1 Year	(12/31/09)
9.77%	7.67%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Third Avenue Trust
Third Avenue Small-Cap Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INSTITUTIONAL CLASS (TASCX), THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2012

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
9.99%	9.79%	(0.77%)	8.60%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2012 is as follows:

The accompanying notes are an integral part of the financial statements.

18

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at October 31, 2012

Shares	Security†	Value (Note 1)

Preferred Stocks - 0.30%

	U.S. Real Estate Investment Trust - 0.30%
74,250	Excel Trust, Inc., 8.125%	$1,955,745

	Total Preferred Stocks (Cost $1,856,250)	1,955,745

Common Stocks - 81.63%
	Auto Supply - 1.24%
471,404	Superior Industries International, Inc.	8,056,294

	Chemicals & Industrial Materials - 6.52%
174,417	Compass Minerals International, Inc.	13,752,781
46,278	Lanxess AG (Germany)	3,822,710
103,314	Minerals Technologies, Inc.	7,403,481
250,721	Sensient Technologies Corp.	9,121,230
60,514	Stepan Co.	5,797,241
32,487	Westlake Chemical Corp.	2,470,961

		42,368,404

	Commercial Services - 0.81%
104,540	Weight Watchers International, Inc.	5,253,135

	Computer Peripherals - 1.23%
377,332	Lexmark International, Inc., Class A	8,022,078

	Consulting and Information Technology Services - 3.20%
480,646	ICF International, Inc. (a)	8,819,854
520,456	ManTech International Corp., Class A	11,954,874

		20,774,728

Shares	Security†	Value (Note 1)

	Consumer Products - 3.52%
43,167	Cal-Maine Foods, Inc.	$1,861,793
259,725	Harman International Industries, Inc.	10,890,269
334,760	JAKKS Pacific, Inc.	4,321,752
101,155	J&J Snack Foods Corp.	5,793,147

		22,866,961

	Diversified Holding Companies - 6.49%
98,729	Ackermans & van Haaren NV (Belgium)	8,028,642
2,322,782	JZ Capital Partners, Ltd. (Guernsey)	15,743,354
368,007	Leucadia National Corp.	8,353,759
473,984,230	PYI Corp., Ltd. (Hong Kong) [1] (c)	10,030,053

		42,155,808

	Electronic Components - 5.44%
328,302	AVX Corp.	3,230,492
522,561	Bel Fuse, Inc., Class B (c)	8,653,610
363,844	Electronics for Imaging, Inc. (a)	6,316,332
822,446	Ingram Micro, Inc., Class A (a)	12,501,179
188,550	Park Electrochemical Corp.	4,679,811

		35,381,424

	Energy Services - 6.55%
212,504	Bristow Group, Inc.	10,608,200
895,683	Pioneer Energy Services Corp. (a)	5,911,508
167,195	SEACOR Holdings, Inc. (a)	14,664,673
295,155	SemGroup Corp., Class A (a)	11,404,789

		42,589,170

	Forest Products & Paper - 0.78%
62,500	Canfor Corp. (Canada) (a)	891,114
234,479	P.H. Glatfelter Co.	4,176,071

		5,067,185

	Healthcare - 3.61%
894,092	Cross Country Healthcare, Inc. (a)	3,934,005
32,346	Haemonetics Corp. (a)	2,642,668
248,173	Teleflex, Inc.	16,863,355

		23,440,028

The accompanying notes are an integral part of the financial statements.

19

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Industrial Capital Equipment Manufacturers - 2.51%
563,577	Electro Scientific Industries, Inc.	$6,019,002
564,701	Rofin-Sinar Technologies, Inc. (a)	10,283,205

		16,302,207

	Industrial Equipment - 6.41%
129,283	Alamo Group, Inc.	4,330,981
255,908	LSB Industries, Inc. (a)	10,305,415
603,675	Oshkosh Corp. (a)	18,098,177
655,267	Wacker Neuson SE (Germany)	8,926,348

		41,660,921

	Industrial Services - 4.25%
217,455	Darling International, Inc. (a)	3,594,531
365,824	EMCOR Group, Inc.	11,764,900
176,214	UniFirst Corp.	12,259,208

		27,618,639

	Insurance & Reinsurance - 7.30%
59,635	Alleghany Corp. (a)	20,729,126
236,304	Arch Capital Group, Ltd. (Bermuda) (a)	10,432,822
9,824	E-L Financial Corp., Ltd. (Canada)	3,930,289
346,831	HCC Insurance Holdings, Inc.	12,361,057

		47,453,294

	Media - 5.09%
162,854	Liberty Media Corp. - Liberty Capital, Series A (a)	18,185,906
362,460	Madison Square Garden, Co. (The), Class A (a)	14,918,854

		33,104,760

	Metals Manufacturing - 4.00%
242,311	Encore Wire Corp.	7,477,718
68,433	Kaiser Aluminum Corp.	4,145,671
406,063	Kennametal, Inc.	14,382,751

		26,006,140

Shares	Security†	Value (Note 1)

	Mining - 1.71%
525,293	Cloud Peak Energy, Inc. (a)	$11,083,682

	Non-U.S. Real Estate Investment Trust - 2.01%
3,402,250	SEGRO PLC (United Kingdom)	13,045,243

	Oil & Gas Production & Services - 0.41%
46,137	Cimarex Energy Co.	2,638,114

	Retail - 1.27%
89,939	American Eagle Outfitters, Inc.	1,877,027
135,874	Jos. A. Bank Clothiers, Inc. (a)	6,357,544

		8,234,571

	Securities Trading Services - 1.86%
526,900	Broadridge Financial Solutions, Inc.	12,092,355

	Software - 2.26%
313,995	Allscripts Healthcare Solutions, Inc. (a)	4,056,815
540,655	Progress Software Corp. (a)	10,661,717

		14,718,532

	Telecommunications Equipment - 0.73%
1,635,257	Tellabs, Inc.	4,774,950

	U.S. Real Estate Investment Trust - 0.49%
261,105	Excel Trust, Inc.	3,211,592

	U.S. Real Estate Operating Companies - 1.94%
164,839	Alico, Inc.	5,174,296
130,739	Vail Resorts, Inc.	7,423,360

		12,597,656

	Total Common Stocks (Cost $470,504,806)	530,517,871

The accompanying notes are an integral part of the financial statements.

20

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Units	Security†	Value (Note 1)

Limited Partnerships - 2.05%
	Diversified Holding Companies - 2.05%
950,000	AP Alternative Assets, L.P. (Guernsey) (b) (d)	$13,302,850

	Total Limited Partnerships (Cost $19,000,000)	13,302,850

Principal Amount ($)

Short Term Investments - 13.84%
	U.S. Government Obligations - 13.84%
90,000,000	U.S. Treasury Bills, 0.10%-0.15%‡, due 11/15/12-4/25/13	89,968,584

	Total Short Term Investments (Cost $89,968,553)	89,968,584

	Total Investment Portfolio - 97.82% (Cost $581,329,609)	635,745,050
	Other Assets less Liabilities - 2.18%	14,155,697

	NET ASSETS - 100.00%	$649,900,747

Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security subject to restrictions on resale.

Units	Issuer	Acquisition Date	Acquisition Cost	Carrying Value Per Unit
950,000	AP Alternative Assets, L.P.	6/8/06	$19,000,000	$14.00

At October 31, 2012, the restricted security had a total market value of $13,302,850 or 2.05% of net assets of the Fund.

†	U.S. unless otherwise noted.
‡	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.

Country Concentration

% of Net Assets

United States*	84.26%
Guernsey	4.47
United Kingdom	2.01
Germany	1.96
Bermuda	1.60
Hong Kong	1.54
Belgium	1.24
Canada	0.74

Total	97.82%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

21

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers (cost of $546,693,579)	$617,061,387
Affiliated issuers (cost of $34,636,030)	18,683,663

Total investments (cost of $581,329,609)	635,745,050
Cash	14,731,312
Receivable for securities sold	1,173,564
Dividends and interest receivable	1,124,143
Receivable for fund shares sold	103,000
Other assets	42,697

Total assets	652,919,766

Liabilities:
Payable for fund shares redeemed	1,303,696
Payable for securities purchased	860,009
Payable to investment adviser (Note 3)	501,843
Accrued expenses	215,346
Payable for shareholder servicing fees (Note 3)	114,356
Distribution fees payable (Note 6)	16,196
Payable to trustees and officers	7,573

Total liabilities	3,019,019

Net assets	$649,900,747

Summary of net assets:
Capital stock, $0.001 par value	$586,431,224
Accumulated distributions in excess of net investment income	(6,037,899)
Accumulated net realized gains on investments and foreign currency transactions	15,089,461
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	54,417,961

Net assets applicable to capital shares outstanding	$649,900,747

Investor Class:
Net assets applicable to 371,254 shares outstanding, unlimited number of shares authorized	$8,216,315

Net asset value, offering and redemption price per share	$22.13

Institutional Class:
Net assets applicable to 28,933,579 shares outstanding, unlimited number of shares authorized	$641,684,432

Net asset value, offering and redemption price per share	$22.18

The accompanying notes are an integral part of the financial statements.

22

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2012

Investment Income:
Interest	$89,109
Dividends - unaffiliated issuers (net of foreign withholding tax of $202,121)	7,982,835
Dividends - affiliated issuers (Note 5)	478,061
Other income	18

Total investment income	8,550,023

Expenses:
Investment advisory fees (Note 3)	6,462,132
Shareholder servicing fees (Note 3)	695,231
Transfer agent fees	323,699
Reports to shareholders	153,001
Trustees’ and officers’ fees and expenses	93,762
Auditing and tax fees	81,000
Accounting fees	74,621
Custodian fees	43,182
Administration fees (Note 3)	39,491
Registration and filing fees	37,121
Legal fees	29,000
Insurance expenses	24,279
Distribution fees (Note 6)	21,107
Miscellaneous expenses	22,719

Total expenses	8,100,345
Recovery of expenses previously waived (Note 3)	24,680
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(23,187)

Net expenses	8,101,838

Net investment income	448,185

Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	17,180,425
Net realized loss on investments - affiliated issuers	(3,175,698)
Net realized loss on foreign currency transactions	(96,736)
Net change in unrealized appreciation/(depreciation) on investments	52,149,298
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(16,014)

Net gain on investments and foreign currency transactions	66,041,275

Net increase in net assets resulting from operations	$66,489,460

The accompanying notes are an integral part of the financial statements.

23

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income	$448,185	$1,488,843
Net realized gain on investments - unaffiliated issuers	17,180,425	71,449,324
Net realized loss on investments - affiliated issuers	(3,175,698)	(12,504,239)
Net realized gain on written options	—	110,141
Net realized gain/(loss) on foreign currency transactions	(96,736)	492,541
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	52,149,298	6,748,687
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(16,014)	(20,068)

Net increase in net assets resulting from operations	66,489,460	67,765,229

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(8,103)	(48,442)
Institutional Class	(2,494,214)	(10,950,536)
Net realized gains:
Investor Class	(24,878)	—
Institutional Class	(2,505,656)	—

Decrease in net assets from dividends and distributions	(5,032,851)	(10,998,978)

Capital Share Transactions:
Proceeds from sale of shares	36,473,702	68,970,537
Net asset value of shares issued in reinvestment of dividends and distributions	4,827,339	10,514,067
Redemption fees	7,802	15,504
Cost of shares redeemed	(254,849,194)	(388,960,587)

Net decrease in net assets resulting from capital share transactions	(213,540,351)	(309,460,479)

Net decrease in net assets	(152,083,742)	(252,694,228)
Net assets at beginning of year	801,984,489	1,054,678,717

Net assets at end of year (including accumulated distributions in excess of net investment income of $(6,037,899) and $(4,187,276), respectively)	$649,900,747	$801,984,489

The accompanying notes are an integral part of the financial statements.

24

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights

   Selected data (for a share outstanding throughout each period) and ratios are as follows:

			For the Period Ended October 31, 2010*
	Years Ended October 31,

	2012	2011

Investor Class:
Net asset value, beginning of period	$20.25	$19.35	$18.19

Income/(loss) from investment operations:
Net investment income/(loss)@	(0.04)	(0.01)	0.02
Net gain on investment transactions (both realized and unrealized)	2.01 [2]	1.10 [1]	1.14	[2]

Total from investment operations	1.97	1.09	1.16

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.02)	(0.19)	—
Distributions from realized gains	(0.07)	—	—

Total dividends and distributions	(0.09)	(0.19)	—

Net asset value, end of period	$22.13	$20.25	$19.35

Total return[3]	9.77%	5.58%	6.38%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,216	$7,490	$4,505
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.38%	1.39%	1.42%[5]
After fee waivers/expense offset arrangement/recovery[6]	1.38%†	1.40%†	1.40	%5#
Ratio of net investment income/(loss) to average net assets	(0.18%)	(0.07%)	0.10%[5]
Portfolio turnover rate	33%	34%	9%[4]

[1]	Includes redemption fees of $0.02 per share.
[2]	Includes redemption fees of less than $0.01 per share.
[3]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[4]	Not annualized.
[5]	Annualized.
[6]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

25

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights (continued)

   Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class:
Net asset value, beginning of year	$20.30	$19.38	$17.17	$16.45	$27.66

Income/(loss) from investment operations:
Net investment income/(loss)@	0.01	0.03	0.12	0.19	0.09
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	2.01	1.10	2.23	1.18	(8.58)

Total from investment operations	2.02	1.13	2.35	1.37	(8.49)

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.07)	(0.21)	(0.14)	(0.12)	(0.23)
Distributions from realized gains	(0.07)	—	—	(0.53)	(2.49)

Total dividends and distributions	(0.14)	(0.21)	(0.14)	(0.65)	(2.72)

Net asset value, end of year	$22.18	$20.30	$19.38	$17.17	$16.45

Total return[2]	9.99%	5.80%	13.73%	9.34%	(33.50%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$641,684	$794,495	$1,050,173	$1,217,827	$1,372,740
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.13%	1.14%	1.16%	1.13%	1.10%
After fee waivers/expense offset arrangement/recovery[3]	1.13%†	1.15%†	1.14%#	1.13%	1.10%
Ratio of net investment income to average net assets	0.07%	0.15%	0.65%	1.29%	0.40%
Portfolio turnover rate	33%	34%	9%	15%	46%

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

†	The investment adviser recovered a portion of its previously waived fees.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

26

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion – October 31, 2012
(Unaudited)

At October 31, 2012, the audited net asset values attributable to each of the 2,287,529 comon shares outstanding of the Third Avenue Real Estate Value Fund Investor Class and 63,384,971 common shares outstanding of the Third Avenue Real Estate Value Fund Institutional Class were $26.53 and $26.66 per share, respectively. This compares with audited net asset values at October 31, 2011 of $21.40 and $21.45 per share, respectively.

		Average Annual Returns for the periods ended October 31, 2012

	One Year ended 10/31/12	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Real Estate Value Fund Investor Class†	23.97%	N/A	N/A	N/A	11.08%
Third Avenue Real Estate Value Fund Institutional Class^	24.29%	12.26%	(1.43%)	10.07%	11.33%
FTSE EPRA/NAREIT Developed Index‡	16.91%	13.65%	(2.53%)	12.01%	10.75%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on September 17, 1998.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

The strongest performance contributor was Lowe’s Cos., Inc., up 57.29% for the year, is a prime example of a company with staying power in uncertain economic conditions. Lowe’s is a home improvement retailer that provides products and services relating to property maintenance, repair, remodeling and redecorating from nearly 1,750 stores, almost all of which are located in the United States. Lowe’s is one of only a handful of retailers with an ultra-strong financial position and a durable competitive position. Lowe’s has a net debt-to-asset ratio below 15%, owns approximately 90% of its store base, and generates nearly $3 billion of cash flow each year. Further, Lowe’s maintains a duopoly position in the home improvement market alongside Home Depot. The two companies account for about 27% of home improvement spending in the United States and dominate the retail channel with approximately 60% market share. As conditions continue to improve within this channel, Lowe’s earnings should rebound from low levels. By our estimates, Lowe’s stores are only producing 60% of the earnings that it was capable of generating just five years ago. In the meantime, the company continues to aggressively repurchase shares at accretive prices.

The next strongest performance contributor was Weyerhaeuser Co., up 58.65%. Weyerhaeuser Common is an example of a security that offers multiple ways to win. Weyerhaeuser is one of the largest timberland owners in the U.S., with secondary businesses in homebuilding, wood products, and cellulose fibers. Our initial business plan was to invest prior to the company converting its structure into a real estate investment trust. Weyerhaeuser’s timber Real Estate Investment Trust (“REIT”) peers traded at much narrower discounts to NAV, notwithstanding our opinion that Weyerhaeuser had a superior financial position and owned higher-quality timberlands. We believed that upon conversion to a REIT, Weyerhaeuser Common would trade more in-line with its REIT peers. Additionally, once Weyerhaeuser’s subsidiaries (homebuilding and wood products) returned to profitability, they could be candidates for resource conversions (e.g., spin-off or sale). Our initial assessment was correct. In a complex transaction, Weyerhaeuser converted into a REIT in mid-2010. Shortly thereafter, the price-to-value discount shrunk materially. Throughout the housing recession, Weyerhaeuser’s cellulose fiber division continued to be profitable while its timber, housing and wood

27

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

products divisions struggled. For the quarter-ended June 30, 2012, the wood products division had its best quarter in six years and the homebuilding division reported increased profits coupled with dramatic improvement in closings and backlog. With the housing market in the U.S. starting to show signs of a recovery, the company may now be in a position to consider spinning off its homebuilding and wood products divisions. While we believe these two divisions could be worth 15% to 20% of Weyerhaeuser’s value, market participants seem to ignore their value because they have not generated consistent profits throughout the downturn. As a result, Weyerhaeuser Common is still undervalued based on private market comps in the timber industry, but with the U.S. housing recovery gaining momentum and Weyerhaeuser’s business turning the corner, our patience appears to be paying off. Plus, with recent additions to the Board and upcoming management changes, resource conversion seems more imminent than it did at the time of our initial investment.

United Kingdom (“U.K.”) homebuilder Taylor Wimpey PLC, up 67.73%, was the third strongest performance contributor. We purchased shares of Taylor Wimpey after its restructuring and have seen signs of improvement in both the company’s operations and its stock price as the U.K. residential housing markets have slowly begun to heal. During the year, Taylor Wimpey was able to reinstate its dividend.

Over the course of 2012, the Third Avenue Real Estate Value Fund (the “Fund”) has utilized options on currencies, indexes and specific securities as part of its long-term investment strategy. With regards to currencies, options have been used to mitigate currency related risks for our shareholders. The Fund has also used options on equities in order to ensure that we are able to purchase shares at prices we deem attractive and, in the case of Forest City Enterprises, Inc., the Fund’s largest holding, to manage the position size in the event that the price appreciates. Finally, we used options on the Hang Seng Property Index in order to hedge our Hong Kong exposure in the event of unfavorable macroeconomic events.

Most of our holdings were up during the year and no position cost more than 18 basis points of performance, so there were no meaningful detractors during the period. Of our new positions, we would like to highlight our recent investment in the Senior Notes of J.C. Penney Corp., Inc., a U.S. based department store retailer with substantial real estate assets. The company’s attempt to evolve from a discount-based pricing strategy has largely been a struggle to date. While the transition has been difficult for the company, it has created the opportunity for the Fund to buy the debt at prices that are likely to generate equity-like returns, given our view that the company will stabilize its business over the next 12 to 18 months and these bonds will remain performing.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2012, AND ARE SUBJECT TO CHANGE.

28

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The FTSE EPRA/NAREIT Developed Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The FTSE EPRA/NAREIT Developed Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

29

Third Avenue Trust
Third Avenue Real Estate Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INVESTOR CLASS (TVRVX) AND THE FTSE EPRA/NAREIT DEVELOPED INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2012

Average Annual Total Return

1 Year	Since Inception (12/31/09)
23.97%	11.08%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

30

Third Avenue Trust
Third Avenue Real Estate Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INSTITUTIONAL CLASS (TAREX) AND THE FTSE EPRA/NAREIT DEVELOPED INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2012

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
24.29%	12.26%	(1.43%)	10.07%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31

Third Avenue Trust
Third Avenue Real Estate Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2012 is as follows:

The accompanying notes are an integral part of the financial statements.

32

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments
at October 31, 2012

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 0.63%

	Department Stores - 0.63%
13,297,000	J.C. Penney Corp., Inc.,
	6.375%, due 10/15/36	$11,019,889

	Total Corporate Bonds & Notes
	(Cost $9,652,633)	11,019,889

Shares

Common Stocks - 74.62%
	Forest Products & Paper - 3.58%
2,261,058	Weyerhaeuser Co. (d)	62,608,696

	Non-U.S. Homebuilder - 2.14%
37,961,973	Taylor Wimpey PLC
	(United Kingdom)	37,430,835

	Non-U.S. Real Estate
	Consulting/Management - 0.93%
2,505,167	Savills PLC (United Kingdom)	16,369,069

	Non-U.S. Real Estate
	Investment Trusts - 18.06%
9,746,440	Centro Retail Australia (Australia)	21,752,283
29,880,091	Commonwealth Property Office
	Fund (Australia)	33,498,552
673,655	Derwent London PLC
	(United Kingdom)	22,416,393
41,415,719	Dexus Property Group (Australia)	42,346,917
7,957,812	Hammerson PLC (United Kingdom)	60,588,631
24,713,436	Mirvac Group (Australia)	38,609,128
8,839,052	SEGRO PLC (United Kingdom)	33,891,567
84,052	Wereldhave N.V. (Netherlands)	4,971,631
5,240,298	Westfield Group (Australia)	57,987,389

		316,062,491

Shares	Security†	Value (Note 1)

	Non-U.S. Real Estate Operating
	Companies - 27.09%
2,246,126	Brookfield Asset Management, Inc.,
	Class A (Canada)	$77,356,579
5,727,000	Cheung Kong Holdings, Ltd.
	(Hong Kong)	84,611,261
3,389,950	City Developments Ltd. (Singapore)	31,848,522
3,362,300	Daibiru Corp. (Japan)	27,250,509
8,377,000	Hang Lung Properties Ltd. (Hong Kong)	29,130,154
8,626,990	Henderson Land Development Co.,
	Ltd. (Hong Kong)	59,776,307
11,373,967	Hysan Development Co., Ltd.
	(Hong Kong)	50,265,272
21,869,072	Quintain Estates & Development
	PLC (United Kingdom) (a)	18,880,942
22,721,694	Songbird Estates PLC
	(United Kingdom) (a)	42,717,533
11,975,500	Wheelock & Co., Ltd. (Hong Kong)	52,382,817

		474,219,896

	Retail-Building Products - 3.78%
2,042,230	Lowe’s Cos., Inc.	66,127,407

	U.S. Real Estate Investment
	Trusts - 6.14%
4,196,831	First Industrial Realty Trust, Inc. (a)	56,027,694
641,794	Vornado Realty Trust	51,478,297

		107,505,991

	U.S. Real Estate Operating
	Companies - 12.90%
500,500	Consolidated-Tomoka Land Co. (c)	16,426,410
8,846,798	Forest City Enterprises, Inc.,
	Class A (a) (c)	141,991,108
941,627	Tejon Ranch Co. (a)	28,192,312
7,354,979	Thomas Properties Group, Inc. (c)	39,275,588

		225,885,418

	Total Common Stocks
	(Cost $1,040,019,310)	1,306,209,803

The accompanying notes are an integral part of the financial statements.

33

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Units		Security†	Value (Note 1)

Private Equities - 2.51%
		U.S. Real Estate Operating
		Companies - 2.51%
29,513,141		Newhall Holding Co. LLC,
		Class A Units (a) (c)	$43,900,797

		Total Private Equities
		(Cost $77,900,555)	43,900,797

Investment Amount ($)

Limited Partnerships - 0.00%#
		Investment Fund - 0.00%#
37,000,000		Alliance Bernstein Legacy Securities
		(C1) L.P. [1] (b)	21,053

		Total Limited Partnerships
		(Cost $0)	21,053

Notional Amount (‡)/ Number of Contracts

Purchased Options - 0.45%
		Equity Put Options - 0.15% (a)
1,000,000	*	Forest City Enterprises, Inc.,
		strike $15, expires 3/7/13	620,300
1,000,000	*	Forest City Enterprises, Inc.,
		strike $15, expires 3/14/13	648,800
1,000,000	*	Forest City Enterprises, Inc.,
		strike $15, expires 3/21/13	677,800
1,000,000	*	Forest City Enterprises, Inc.,
		strike $15, expires 3/28/13	706,100

			2,653,000

		Foreign Currency
		Put Options - 0.04% (a)
35,000,000	AUD	Australian Currency, strike
		1.0295 AUD, expires 11/6/12	58,476
63,000,000	AUD	Australian Currency, strike
		0.9878 AUD, expires 1/4/13	186,060
50,000,000	AUD	Australian Currency, strike
		0.9960 AUD, expires 2/4/13	364,232

			608,768

Number of Contracts	Security†	Value (Note 1)

	Index Put Options - 0.26% (a)
13,517	Hang Seng Property Index, strike
	27,244.08 HKD, expires 3/27/13	$1,580,367
13,500	Hang Seng Property Index, strike
	27,385.65 HKD, expires 3/27/13	1,682,514
2,643	Hang Seng Property Index, strike
	27,550.00 HKD, expires 3/27/13	352,196
6,676	Hang Seng Property Index, strike
	27,624.10 HKD, expires 3/27/13	914,487

		4,529,564

	Total Purchased Options
	(Cost $11,622,403)	7,791,332

	Total Investment
	Portfolio - 78.21%
	(Cost $1,139,194,901)	1,368,942,874
	Other Assets less
	Liabilities - 21.79% (e)	381,353,021

	NET ASSETS - 100.00%	$1,750,295,895

Notes:
AUD:	Australian Dollar
HKD:	Hong Kong Dollar
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security is a Real Estate Investment Trust.
(e)	Includes cash restricted as collateral for written options to broker.
†	U.S. unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.
#	Amount represents less than 0.01% of total net assets.
*	Expressed in number of contracts.
[1]	Cayman Islands exempted limited partnership.

The accompanying notes are an integral part of the financial statements.

34

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Country Concentration
% of Net Assets

United States	29.73%
Hong Kong	16.04
United Kingdom	13.27
Australia	11.09
Canada	4.42
Singapore	1.82
Japan	1.56
Netherlands	0.28

Total	78.21%

Schedule of Written Options

Notional Amount (‡) /Number of Contracts		Security	Expiration Date	Strike Price	Value

35,000,000	AUD	Australian Currency, Call	11/6/12	1.0575 AUD	$7,898
63,000,000	AUD	Australian Currency, Call	1/4/13	1.0200 AUD	1,286,981
50,000,000	AUD	Australian Currency, Call	2/4/13	1.0275 AUD	916,224
500,000	*	Forest City Enterprises, Inc., Call	3/7/13	$18	116,800
500,000	*	Forest City Enterprises, Inc., Call	3/7/13	$20	20,950
500,000	*	Forest City Enterprises, Inc., Call	3/14/13	$18	127,000
500,000	*	Forest City Enterprises, Inc., Call	3/14/13	$20	24,150
500,000	*	Forest City Enterprises, Inc., Call	3/21/13	$18	137,300
500,000	*	Forest City Enterprises, Inc., Call	3/21/13	$20	27,250
500,000	*	Forest City Enterprises, Inc., Call	3/28/13	$18	147,650
500,000	*	Forest City Enterprises, Inc., Call	3/28/13	$20	30,500
13,517	*	Hang Seng Property Index, Put	3/27/13	22,942.39 HKD	285,898
13,500	*	Hang Seng Property Index, Put	3/27/13	23,061.60 HKD	280,812
2,643	*	Hang Seng Property Index, Put	3/27/13	23,200.00 HKD	48,496
6,676	*	Hang Seng Property Index, Put	3/27/13	23,262.40 HKD	126,567

		(Premiums received $5,146,415)			$3,584,476

AUD:	Australian Dollar
HKD:	Hong Kong Dollar
‡	Denominated in U.S. Dollars unless otherwise noted.
*	Expressed in number of contracts.

The accompanying notes are an integral part of the financial statements.

35

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers (cost of $883,770,701)	$1,127,348,971
Affiliated issuers (cost of $255,424,200)	241,593,903

Total investments (cost of $1,139,194,901)	1,368,942,874
Cash	384,761,865
Restricted cash pledged to counterparty for collateral management	6,630,000
Foreign currency at value (cost of $12,870)	12,937
Receivable for fund shares sold	3,033,813
Dividends and interest receivable	1,394,599
Other assets	83,326

Total assets	1,764,859,414

Liabilities:
Payable to counterparty for closed forward foreign currency contracts	5,627,525
Written options at value (premiums received $5,146,415)	3,584,476
Payable for fund shares redeemed	2,175,907
Payable to investment adviser (Note 3)	1,337,041
Payable for securities purchased	817,125
Restricted cash due to counterparty for collateral management	340,000
Accrued expenses	317,851
Payable for shareholder servicing fees (Note 3)	288,912
Distribution fees payable (Note 6)	60,522
Payable to trustees and officers	14,160

Total liabilities	14,563,519

Net assets	$1,750,295,895

Summary of net assets:
Capital stock, $0.001 par value	$1,420,883,268
Accumulated undistributed net investment income	9,629,148
Accumulated net realized gains on investments and foreign currency transactions	88,472,921
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	231,310,558

Net assets applicable to capital shares outstanding	$1,750,295,895

Investor Class:
Net assets applicable to 2,287,529 shares outstanding, unlimited number of shares authorized	$60,684,196

Net asset value, offering and redemption price per share	$26.53

Institutional Class:
Net assets applicable to 63,384,971 shares outstanding, unlimited number of shares authorized	$1,689,611,699

Net asset value, offering and redemption price per share	$26.66

The accompanying notes are an integral part of the financial statements.

36

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Operations
For the Year Ended October 31, 2012

Investment Income:
Interest	$2,360,136
Dividends - unaffiliated issuers (net of foreign withholding tax of $1,058,566)	31,259,169
Dividends - affiliated issuers (Note 5)	20,020
Other income	14,348

Total investment income	33,653,673

Expenses:
Investment advisory fees (Note 3)	14,801,885
Shareholder servicing fees (Note 3)	1,460,754
Transfer agent fees	515,799
Reports to shareholders	303,999
Custodian fees	207,902
Trustees’ and officers’ fees and expenses	196,272
Accounting fees	136,643
Distribution fees (Note 6)	121,521
Administration fees (Note 3)	90,456
Auditing and tax fees	76,799
Registration and filing fees	54,004
Insurance expenses	48,180
Legal fees	43,733
Miscellaneous expenses	51,669

Total expenses	18,109,616
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(100,401)

Net expenses	18,009,215

Net investment income	15,644,458

Realized and unrealized gain/(loss) on investments, written options and foreign currency transactions:
Net realized gain on investments – unaffiliated issuers	100,456,839
Net realized gain on other investment company	8,473,812
Net realized gain on written options	5,755,815
Net realized loss on foreign currency transactions	(10,333,082)
Net change in unrealized appreciation/(depreciation) on investments	224,658,670
Net change in unrealized appreciation/(depreciation) on written options	1,561,939
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	6,444,658

Net gain on investments and foreign currency transactions	337,018,651

Net increase in net assets resulting from operations	$352,663,109

The accompanying notes are an integral part of the financial statements.

37

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income	$15,644,458	$4,618,750
Net realized gain on investments - unaffiliated issuers	100,456,839	96,186,234
Net realized gain on investments - affiliated issuers	—	3,885,219
Net realized gain on other investment company	8,473,812	—
Net realized gain on written options	5,755,815	2,775,546
Net realized loss on foreign currency transactions	(10,333,082)	(1,189,398)
Net change in unrealized appreciation/(depreciation) on investments	224,658,670	(153,158,956)
Net change in unrealized appreciation/(depreciation) on written options	1,561,939	(474,703)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	6,444,658	(6,240,818)

Net increase/(decrease) in net assets resulting from operations	352,663,109	(53,598,126)

Dividends and Distributions to Shareholders from:
Net Investment income:
Investor Class	—	(1,201,582)
Institutional Class	—	(66,294,990)

Decrease in net assets from dividends and distributions	—	(67,496,572)

Capital Share Transactions:
Proceeds from sale of shares	296,541,682	395,952,018
Net asset value of shares issued in reinvestment of dividends and distributions	—	60,964,262
Redemption fees	63,444	54,729
Cost of shares redeemed	(526,419,972)	(389,669,216)

Net increase/(decrease) in net assets resulting from capital share transactions	(229,814,846)	67,301,793

Net increase/(decrease) in net assets	122,848,263	(53,792,905)
Net assets at beginning of year	1,627,447,632	1,681,240,537

Net assets at end of year
(including accumulated undistributed net investment income and accumulated distributions in excess of net investment income of $9,629,148 and $(8,603,143) respectively)	$1,750,295,895	$1,627,447,632

The accompanying notes are an integral part of the financial statements.

38

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

Years Ended October 31,		For the Period Ended October 31, 2010*

2012	2011

Investor Class:

Net asset value, beginning of period	$21.40	$22.90	$20.47

Income/(loss) from investment operations:
Net investment income@	0.16	0.02	0.40
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	4.97	(0.63)	2.03

Total from investment operations	5.13	(0.61)	2.43

Less dividends and distributions to shareholders:
Dividends from net investment income	—	(0.89)	—

Total dividends and distributions	—	(0.89)	—

Net asset value, end of period	$26.53	$21.40	$22.90

Total return[2]	23.97%	(2.89%)	11.87%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$60,684	$48,327	$28,594
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.34%	1.38%	1.44%[4]
After fee waivers/expense offset arrangement/recovery[5]	1.34%	1.40%†	1.40	%4#
Ratio of net investment income to average net assets	0.68%	0.11%	2.27%[4]
Portfolio turnover rate	4%	32%	26%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[3]	Not annualized.
[4]	Annualized.
[5]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.

†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

39

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class:
Net asset value, beginning of year	$21.45	$22.93	$19.86	$16.21	$35.47

Income/(loss) from investment operations:
Net investment income@	0.22	0.06	0.44	0.63	0.31
Net gain/(loss) on investment transactions (both realized and unrealized)	4.99 [2]	(0.62)[2]	2.89 [2]	3.45 [1]	(15.72)[1]

Total from investment operations	5.21	(0.56)	3.33	4.08	(15.41)

Less dividends and distributions to shareholders:
Dividends from net investment income	—	(0.92)	(0.26)	(0.43)	(0.60)
Distributions from realized gains	—	—	—	—	(3.25)

Total dividends and distributions	—	(0.92)	(0.26)	(0.43)	(3.85)

Net asset value, end of year	$26.66	$21.45	$22.93	$19.86	$16.21

Total return[3]	24.29%	(2.66%)	16.94%	26.16%	(47.87%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,689,612	$1,579,121	$1,652,647	$1,381,313	$1,255,630
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.09%	1.13%	1.18%	1.18%	1.12%
After fee waivers/expense offset arrangement/recovery[4]	1.09%	1.15%†	1.14%#	1.18%	1.12%
Ratio of net investment income to average net assets	0.96%	0.26%	2.09%	4.00%	1.22%
Portfolio turnover rate	4%	32%	26%	24%	34%

[1]	Includes redemption fees of $0.01 per share.
[2]	Includes redemption fees of less than $0.01 per share.
[3]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

[4]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15% effective December 31, 2009.

†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

40

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion – October 31, 2012
(Unaudited)

At October 31, 2012, the audited net asset values attributable to each of the 1,148,630 comon shares outstanding of the Third Avenue International Value Fund Investor Class and 72,784,758 shares outstanding of the Third Avenue International Value Fund Institutional Class were $16.14 and $16.16, respectively per share. This compares with audited net asset values at October 31, 2011 of $15.07 and $15.07 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2012
	One Year ended 10/31/12	Three Year	Five Year	Ten Year	Since Inception
Third Avenue International Value Fund
Investor Class†	7.20%	N/A	N/A	N/A	2.54%
Third Avenue International Value Fund
Institutional Class^	7.39%	3.73%	(3.61%)	9.96%	8.89%
Morgan Stanley Capital International
All Country World ex US Index‡	4.48%	4.20%	(4.63%)	9.79%	7.27%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on December 31, 2001.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Institutional Class.

Viterra, Inc., up 54.65% was the largest single performance contributor for the year. Early in 2012, Viterra accepted a takeover bid by agricultural commodities firm Glencore International at a significant premium to its market value and to the portfolio’s average purchase price. In anticipation of the deal closing by end of summer, we sold our Viterra stake near the deal price.

The next strongest performance contributor was Weyerhaeuser Co., up 58.65%. Weyerhaeuser Common is an example of a security that offers multiple ways to win. Weyerhaeuser is one of the largest timberland owners in the U.S., with secondary businesses in homebuilding, wood products, and cellulose fibers. Our initial business plan was to invest prior to the company converting its structure into a real estate investment trust. Weyerhaeuser’s timber Real Estate Investment Trust (“REIT”) peers traded at much narrower discounts to NAV, notwithstanding our opinion that Weyerhaeuser had a superior financial position and owned higher-quality timberlands. We believed that upon conversion to a REIT, Weyerhaeuser Common would trade more in-line with its REIT peers. Additionally, once Weyerhaeuser’s subsidiaries (homebuilding and wood products) returned to profitability, they could be candidates for resource conversions (e.g., spin-off or sale). Our initial assessment was correct. In a complex transaction, Weyerhaeuser converted into a REIT in mid-2010. Shortly thereafter, the price-to-value discount shrunk materially. Throughout the housing recession, Weyerhaeuser’s cellulose fiber division continued to be profitable while its timber, housing and wood products divisions struggled. For the quarter-ended June 30, 2012, the wood products division had its best quarter in six years and the homebuilding division reported increased profits coupled with dramatic improvement in closings and backlog. With the housing market in the U.S. starting to show signs of a recovery, the company may now be in a position to consider spinning off its homebuilding and wood products divisions. While we believe these two divisions could

41

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

be worth 15% to 20% of Weyerhaeuser’s value, market participants seem to ignore their value because they have not generated consistent profits throughout the downturn. As a result, Weyerhaeuser Common is still undervalued based on private market comps in the timber industry, but with the U.S. housing recovery gaining momentum and Weyerhaeuser’s business turning the corner, our patience appears to be paying off. Plus, with recent additions to the Board and upcoming management changes, resource conversion seems more imminent than it did at the time of our initial investment.

United Kingdom (“U.K”) homebuilder Taylor Wimpey PLC, up 67.73%, was the third strongest performance contributor. We purchased shares of Taylor Wimpey after its restructuring and have seen signs of improvement in both the company’s operations and its stock price as the U.K. residential housing markets have slowly begun to heal. During the year, Taylor Wimpey was able to reinstate its dividend.

The largest performance detractor was Resolution, Ltd., which was down 14.57% for the year. Resolution is a U.K. life-insurance company that had been founded to acquire insurance portfolios that could be run together profitably. Regulatory and industry conditions have changed, as have our expectations for Resolution’s prospects. We exited this investment late in the fiscal year.

New investments during the year included Daiwa Securities Group, Inc., Vivendi S.A. and Piramal Enterprises, Ltd. among others. We sold our investment in Dundee Precious Metals, Inc. but maintained our investment in Kinross Gold Corp.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2012, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue International Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

42

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World ex US Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

43

Third Avenue Trust
Third Avenue International Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INVESTOR CLASS (TVIVX) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX US INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2012

Average Annual Total Return

Since Inception
1 Year	(12/31/09)
7.20%	2.54%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

44

Third Avenue Trust
Third Avenue International Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INSTITUTIONAL CLASS (TAVIX) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX US INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2012

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
7.39%	3.73%	(3.61%)	9.96%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

45

Third Avenue Trust
Third Avenue International Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2012 is as follows:

The accompanying notes are an integral part of the financial statements.

46

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments
at October 31, 2012

Shares	Security†	Value (Note 1)

Common Stocks and Warrants - 94.17%

	Advertising - 1.84%
958,400	Asatsu-DK, Inc. (Japan)	$21,994,097

	Agriculture - 0.71%
538,564	Viterra, Inc. (Canada) (b)	8,487,607

	Automotive - 1.72%
439,290	Daimler AG (Germany)	20,512,005

	Building & Construction Products/Services - 2.75%
10,482,120	Tenon, Ltd. (New Zealand) (a) (c)	5,861,951
1,451,000	Titan Cement Co. S.A. (Greece) (a)	27,006,895

		32,868,846

	Capital Goods - 2.01%
565,134	Nexans S.A. (France)	24,051,450

	Corporate Services - 0.84%
22,522,784	Boardroom, Ltd. (Singapore) (c)	9,970,736

	Diversified Holding Companies - 13.22%
7,939,408	GP Investments, Ltd., BDR (Brazil)[1] (a) (c)	18,333,287
3,733,400	Guoco Group, Ltd. (Hong Kong)[1]	34,491,576
1,644,208	Leucadia National Corp.	37,323,522
592,505	LG Corp. (South Korea)	36,182,682
469,645	Pargesa Holding S.A. (Switzerland)	31,669,393

		158,000,460

	Diversified Operations - 4.08%
1,204,745	Antarchile S.A. (Chile)	18,891,824
3,039,200	Hutchison Whampoa, Ltd. (Hong Kong)	29,901,614

		48,793,438

	Electronic Components - 9.00%
37,050,140	WBL Corp., Ltd. (Singapore) (c)	107,523,771

	Forest Products & Paper - 5.88%
68,518,625	Rubicon, Ltd. (New Zealand) (a) (c)	15,777,959
1,966,368	Weyerhaeuser Co. (d)	54,448,730

		70,226,689

Shares	Security†	Value (Note 1)

	Household Appliances - 0.36%
321,505	De’Longhi S.p.A. (Italy)	$4,279,677

	Insurance - 9.43%
284,772	Allianz SE (Germany)	35,308,598
230,350	Munich Re (Germany)	37,022,242
78,722	White Mountains Insurance Group, Ltd.[1]	40,360,769

		112,691,609

	Investment Technology Services - 1.18%
172,806	OTSUKA Corp. (Japan)	14,092,034

	Media - 1.29%
753,996	Vivendi S.A. (France)	15,426,466

	Metals & Mining - 3.67%
2,234,046	Kinross Gold Corp. (Canada)	22,189,473
22,869	Kinross Gold Corp. Warrants, expires 9/17/14 (Canada) (a)	10,991
397,186	Newmont Mining Corp.	21,666,496

		43,866,960

	Oil & Gas Production & Services - 5.93%
993,802	EnCana Corp. (Canada)	22,410,235
1,647,210	Petroleum Geo-Services ASA (Norway)	28,400,671
2,792,400	Precision Drilling Corp. (Canada) (a)	19,990,648

		70,801,554

	Other Financial - 2.37%
62,589,892	Yuanta Financial Holding Co., Ltd. (Taiwan)	28,281,954

	Pharmaceuticals - 6.08%
1,124,397	GlaxoSmithKline PLC (United Kingdom)	25,158,172
540,537	Sanofi (France)	47,515,579

		72,673,751

The accompanying notes are an integral part of the financial statements.

47

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Shares	Security†	Value (Note 1)

Common Stocks and Warrants (continued)

	Real Estate - 12.14%
6,417,961	Atrium European Real Estate, Ltd. (Jersey)	$36,277,385
1,531,000	Mitsui Fudosan Co., Ltd. (Japan)	30,934,523
8,490,300	SEGRO PLC (United Kingdom) (d)	32,554,348
45,892,858	Taylor Wimpey PLC (United Kingdom)	45,250,756

		145,017,012

	Securities Brokerage - 3.40%
10,205,000	Daiwa Securities Group, Inc. (Japan)	40,651,259

	Telecommunications - 5.88%
38,601,902	Netia S.A. (Poland) (a) (c)	70,247,929

	Transportation - 0.39%
816,000	Seino Holdings Co., Ltd. (Japan)	4,701,992

	Total Common Stocks and Warrants (Cost $1,110,301,271)	1,125,161,296

Notional Amount ($)	Security†	Value (Note 1)

Purchased Options - 0.05%

	Foreign Currency
	Put Options - 0.05% (a)
85,700,000	Euro Currency, strike 1.2725 Euro,
	expires 11/21/12	$161,515
50,650,000	Euro Currency, strike 1.2725 Euro,
	expires 11/23/12	102,941
50,650,000	Euro Currency, strike 1.273 Euro,
	expires 11/21/12	101,601
61,500,000	Japan Currency, strike 87.94 Yen,
	expires 3/14/13	83,164
61,500,000	Japan Currency, strike 87.94 Yen,
	expires 3/14/13	90,345

	Total Purchased Options
	(Cost $10,032,585)	539,566

	Total Investment
	Portfolio - 94.22%
	(Cost $1,120,333,856)	1,125,700,862
	Other Assets less
	Liabilities - 5.78%	69,088,143

	NET ASSETS - 100.00%	$1,194,789,005

Notes:
BDR:	Brazilian Depositary Receipt.
(a)	Non-income producing security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security is a Real Estate Investment Trust.
†	U.S. unless otherwise noted.
[1]	Incorporated in Bermuda.

The accompanying notes are an integral part of the financial statements.

48

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2012

Country Concentration

% of Net Assets

United States	12.92%
Singapore	9.83
Japan	9.40
United Kingdom	8.62
Germany	7.77
France	7.28
Canada	6.12
Poland	5.88
Hong Kong	5.39
Jersey	3.04
South Korea	3.03
Switzerland	2.65
Norway	2.38
Taiwan	2.37
Greece	2.26
New Zealand	1.81
Chile	1.58
Brazil	1.53
Italy	0.36

Total	94.22%

Schedule of Written Options

Notional Amount ($)	Security	Expiration Date	Strike Price	Value

41,777,298	Euro Currency, Put	11/21/12	1.05 EUR	$—
41,793,713	Euro Currency, Put	11/23/12	1.05 EUR	—
70,715,127	Euro Currency, Put	11/21/12	1.05 EUR	—

	(Premiums received $519,193)			$—

      EUR: Euro Currency

      Schedule of Equity Swap Contracts:

Security	Floating Rate	Counterparty	Expiration Date	Notional Amount	Value

Piramal Enterprises Ltd.	USD-Federal Funds-H.15	Morgan Stanley Capital Services LLC	6/19/14	$16,070,778	$719,012
USD: United States Dollar.

The accompanying notes are an integral part of the financial statements.

49

Third Avenue Trust
Third Avenue International Value Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers (cost of $912,890,629)	$897,985,229
Affiliated issuers (cost of $207,443,227)	227,715,633

Total investments (cost of $1,120,333,856)	1,125,700,862
Cash	66,862,064
Dividends and interest receivable	3,088,564
Receivable for fund shares sold	1,236,031
Value of swap agreements	719,012
Receivable for securities sold	34,865
Other assets	66,648

Total assets	1,197,708,046

Liabilities:
Written options at value (premiums received $519,193)	—
Payable to investment adviser (Note 3)	1,226,544
Payable for fund shares redeemed	1,088,159
Accrued expenses	296,102
Payable for securities purchased	152,328
Payable for shareholder servicing fees (Note 3)	121,857
Distribution fees payable (Note 6)	23,761
Payable to trustees and officers	10,290

Total liabilities	2,919,041

Net assets	$1,194,789,005

Summary of net assets:
Capital stock, $0.001 par value	$1,391,782,737
Accumulated undistributed net investment income	3,642,578
Accumulated net realized losses on investments and foreign currency transactions	(207,136,303)
Net unrealized appreciation on investments and translation of foreign currency denominated assets and liabilities	6,499,993

Net assets applicable to capital shares outstanding	$1,194,789,005

Investor Class:
Net assets applicable to 1,148,630 shares outstanding, unlimited number of shares authorized	$18,533,150

Net asset value, offering and redemption price per share	$16.14

Institutional Class:
Net assets applicable to 72,784,758 shares outstanding, unlimited number of shares authorized
$1,176,255,855

Net asset value, offering and redemption price per share	$16.16

The accompanying notes are an integral part of the financial statements.

50

Third Avenue Trust
Third Avenue International Value Fund
Statement of Operations
For the Year Ended October 31, 2012

Investment Income:
Interest	$772
Dividends - unaffiliated issuers (net of foreign withholding tax of $2,314,989)	22,644,414
Dividends - affiliated issuers (Note 5)	3,452,301
Other income	62

Total investment income	26,097,549

Expenses:
Investment advisory fees (Note 3)	14,834,491
Shareholder servicing fees (Note 3)	719,627
Custodian fees	444,001
Transfer agent fees	278,000
Reports to shareholders	200,001
Trustees’ and officers’ fees and expenses	148,162
Accounting fees	116,596
Auditing and tax fees	85,301
Administration fees (Note 3)	65,272
Registration and filing fees	46,155
Distribution fees (Note 6)	38,858
Insurance expenses	38,142
Legal fees	17,658
Miscellaneous expenses	39,373

Total expenses	17,071,637
Less: Expenses waived (Note 3)	(384,146)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(34,003)

Net expenses	16,653,488

Net investment income	9,444,061

Realized and unrealized gain/(loss) on investments, swap agreements, written options, and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(83,226,838)
Net realized gain on investments - affiliated issuers	3,556,077
Net realized loss on swap agreements	(118,556)
Net realized loss on foreign currency transactions	(343,415)
Net change in unrealized appreciation/(depreciation) on investments	145,985,682
Net change in unrealized appreciation/(depreciation) on written options	519,193
Net change in unrealized appreciation/(depreciation) on swap agreements	719,012
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(226,810)

Net gain on investments and foreign currency transactions	66,864,345

Net increase in net assets resulting from operations	$76,308,406

The accompanying notes are an integral part of the financial statements.

51

Third Avenue Trust
Third Avenue International Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income	$9,444,061	$8,795,699
Net realized gain/(loss) on investments - unaffiliated issuers	(83,226,838)	114,659,830
Net realized gain on investments - affiliated issuers	3,556,077	7,520,595
Net realized loss on swap agreements.	(118,556)	—
Net realized loss on foreign currency transactions	(343,415)	(1,011,298)
Net change in unrealized appreciation/(depreciation) on investments	145,985,682	(185,973,301)
Net change in unrealized appreciation/(depreciation) on written options	519,193	—
Net change in unrealized appreciation/(depreciation) on swap agreements	719,012	—
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(226,810)	53,679

Net increase/(decrease) in net assets resulting from operations	76,308,406	(55,954,796)

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(194,814)	(114,939)
Institutional Class	(20,012,018)	(26,082,360)

Decrease in net assets from dividends and distributions	(20,206,832)	(26,197,299)

Capital Share Transactions:
Proceeds from sale of shares	154,619,039	213,311,078
Net asset value of shares issued in reinvestment of dividends and distributions	19,051,749	24,295,567
Redemption fees	23,101	9,022
Cost of shares redeemed	(326,677,796)	(388,008,022)

Net decrease in net assets resulting from capital share transactions	(152,983,907)	(150,392,355)

Net decrease in net assets	(96,882,333)	(232,544,450)
Net assets at beginning of year	1,291,671,338	1,524,215,788

Net assets at end of year (including accumulated undistributed net investment income of $3,642,578 and $10,835,379, respectively)	$1,194,789,005	$1,291,671,338

The accompanying notes are an integral part of the financial statements.

52

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,		For the Period Ended October 31, 2010*

Investor Class:	2012	2011

Net asset value, beginning of period	$15.29	$16.31	$15.51

Income/(loss) from investment operations:
Net investment income@	0.08	0.09	0.32
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	0.99	(0.85)	0.48

Total from investment operations	1.07	(0.76)	0.80

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.22)	(0.26)	—

Total dividends and distributions	(0.22)	(0.26)	—

Net asset value, end of period	$16.14	$15.29	$16.31

Total return[2]	7.20%	(4.76%)	5.16%[4]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$18,533	$13,997	$6,920
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.69%	1.69%	1.77%[5]
After fee waivers and expense offset arrangement3#.	1.65%	1.65%	1.65%[5]
Ratio of net investment income to average net assets	0.53%	0.56%	2.55%[5]
Portfolio turnover rate	20%	24%	13%[4]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.65%.

[4]	Not annualized.
[5]	Annualized.
#	The investment adviser waived a portion of its fees.
*	Period from December 31, 2009 (commencement of operations) through October 31, 2010.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

53

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class:
Net asset value, beginning of year	$15.33	$16.33	$15.18	$11.51	$25.01

Income/(loss) from investment operations:
Net investment income@	0.12	0.10	0.24	0.11	0.10
Net gain/(loss) on investment transactions (both realized and unrealized)	0.97 [1]	(0.81)[1]	1.09 [1]	3.73 [2]	(9.76)[2]

Total from investment operations	1.09	(0.71)	1.33	3.84	(9.66)

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.26)	(0.29)	(0.18)	(0.03)	(0.78)
Distributions from realized gains	—	—	—	(0.14)	(3.06)

Total dividends and distributions	(0.26)	(0.29)	(0.18)	(0.17)	(3.84)

Net asset value, end of year	$16.16	$15.33	$16.33	$15.18	$11.51

Total return[3]	7.39%	(4.51%)	8.84%	33.87%	(44.31%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,176,256	$1,277,674	$1,517,296	$1,332,360	$1,069,308
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.44%	1.44%	1.51%	1.51%	1.48%
After fee waivers and expense offset arrangement[4]	1.40%#	1.40%#	1.40%#	1.47%#	1.48%
Ratio of net investment income to average net assets	0.80%	0.58%	1.58%	0.89%	0.57%
Portfolio turnover rate	20%	24%	13%	16%	30%

[1]	Includes redemption fees of less than $0.01 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[4]

As a result of an expense limitation, effective July 1, 2009, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Prior to July 1, 2009, the expense limitation was 1.75%.

#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

54

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion – October 31, 2012
(Unaudited)

At October 31, 2012, the audited net asset values attributable to each of the 32,698,189 comon shares outstanding of the Third Avenue Focused Credit Fund Investor Class and 63,413,891 common shares outstanding of the Third Avenue Focused Credit Fund Institutional Class were $10.25 and $10.24, respectively. This compares with audited net asset values at October 31, 2011 of $9.36 and $9.32 per share, respectively, adjusted for subsequent distributions to shareholders.

		Average Annual Returns for the period ended October 31, 2012

	One Year ended 10/31/12	Three Year	Since Inception (8/31/09)

Third Avenue Focused Credit Fund Investor Class	9.60%	8.79%	9.16%
Third Avenue Focused Credit Fund Institutional Class	9.89%	8.99%	9.38%
Barclays Capital U.S. Corporate High Yield Index	13.61%	12.56%	14.46%
Credit Suisse Leveraged Loan Index	8.34%	7.66%	5.71%

During the year, Third Avenue Focused Credit Fund (the “Fund”) held vastly more high yield bonds than bank loans. The Fund also carried higher than normal cash balances as positions purchased during the 2011 high yield market correction were trimmed or sold as they appreciated.

The top performance contributor was the bonds of Lehman Brothers Holdings, Inc.. The bonds represent claims on the liquidating estate of what was once one of the world’s largest investment banks. The bonds began making distributions to investors in the spring of 2012 and the Fund received two payments during the year.

The next largest performance contributor was the bonds of Ainsworth Lumber Co., Ltd., which have appreciated as signs of recovery have emerged in the residential North American real estate markets. Other housing-related investments such as Cemex bonds delivered positive returns for the Fund.

The bonds of Sprint Capital Corp. were purchased at a significant discount to par after Sprint missed revenue estimates. Prices for these credits improved when Japanese technology firm SoftBank emerged 70% of Sprint equity for $20 billion (the deal, announced in Mid-October, has not yet closed).

Significant detractors were few. Most of the Fund’s securities appreciated in price during the year and only six issues detracted more than 20 basis points from performance. Aveos, an aircraft maintenance company with operations in Canada and South America sought bankruptcy protection under Canadian law after its largest customer, Air Canada, cancelled or delayed some of its maintenance work. There are prospects for creditors to recover money as Aveos is liquidated.

Another significant performance detractor was Platinum Energy Solutions, Inc. The Fund had participated in financing this company’s hydraulic fracturing operations. Platinum management had planned an initial public offering in 2012 but low natural gas prices created an unfavorable market environment and the IPO was suspended.

55

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2012, AND ARE SUBJECT TO CHANGE.

The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Focused Credit Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Barclays Capital U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Barclays Capital U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

56

Third Avenue Trust
Third Avenue Focused Credit Fund
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INVESTOR CLASS (TFCVX), THIRD AVENUE FOCUSED CREDIT FUND—INSTITUTIONAL CLASS (TFCIX), THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CREDIT SUISSE LEVERAGED LOAN INDEX FROM INCEPTION OF THE FUND (8/31/09) THROUGH OCTOBER 31, 2012

Average Annual Total Return

			Since Inception
Fund	1 Year	3 Years	(8/31/09)
TFCVX	9.60%	8.79%	9.16%
TFCIX	9.89%	8.99%	9.38%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

57

Third Avenue Trust
Third Avenue Focused Credit Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2012 is as follows:

The accompanying notes are an integral part of the financial statements.

58

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at October 31, 2012

Principal Amount ‡	Security †	Value (Note 1)

Corporate Bonds & Notes - 74.60%

	Chemicals - 2.69%
17,000,000	Momentive Performance Materials, Inc., 9.000%, due 1/15/21	$11,815,000
18,215,000	Vertellus Specialties, Inc., 9.375%, due 10/1/15 (a)	14,663,075

		26,478,075

	Consumer Products - 1.51%
17,250,000	Armored Autogroup, Inc., 9.250%, due 11/1/18	14,921,250

	Energy - 5.02%
8,685,000	Geokinetics Holdings USA, Inc., 9.750%, due 12/15/14	3,886,538
7,861,982	GMX Resources, Inc., PIK, 11.000%, due 12/1/17	7,498,365
	Hercules Offshore, Inc.:
10,068,000	10.500%, due 10/15/17 (a)	10,672,080
14,500,000	10.250%, due 4/1/19 (a)	15,261,250
	Platinum Energy Solutions, Inc.:
5,000,000	1st Lien, 14.250%, due 3/1/15	3,487,500
5,169,354	2nd Lien, 14.250%, due 3/1/15	3,605,624
5,000,000	Shelf Drilling Holdings, Ltd., 8.625%, due 11/1/18 (United Arab Emirates)[1] (a)	5,050,000

		49,461,357

	Financials - 11.00%
	Lehman Brothers Holdings, Inc.*:
31,000,000	due 9/26/08	7,013,750
17,185,861	due 10/14/08	3,888,301
10,000,000	due 10/22/08	2,262,500
25,000,000	due 11/24/08	5,656,250
12,205,000	due 12/23/08	2,761,381
97,000,000	due 3/23/09	21,946,250
6,771,301	due 4/3/09	1,532,007
30,000,000	due 1/14/11	6,862,500
10,000,000	due 1/24/13	2,312,500
50,000,000	due 9/26/14	11,687,500
7,113,000	due 2/9/17	1,484,839
10,000,000	due 5/2/18	2,350,000

Principal Amount ‡	Security †	Value (Note 1)

	Financials (continued)
3,976,000	Marsico Holdings LLC/Marsico Co. Notes Corp., PIK, 10.726%, due 12/31/22 (a) (c)	$1,312,080
36,800,000	Nuveen Investments, Inc., 9.500%, due 10/15/20 (a)	37,260,000

		108,329,858

	Food & Beverage - 3.33%
10,034,000	American Seafoods Group LLC/ American Seafoods Finance, Inc., 10.750%, due 5/15/16 (a)	10,259,765
6,776,000	Chiquita Brands International, Inc., 4.250%, due 8/15/16	5,920,530
7,000,000	Reddy Ice Corp., 11.250%, due 3/15/15	7,157,500
10,985,000	Simmons Foods, Inc., 10.500%, due 11/1/17 (a)	9,419,638

		32,757,433

	Gaming & Entertainment - 8.79%
50,186,000	Caesars Entertainment Operating Co., Inc., 12.750%, due 4/15/18	36,635,780
	CityCenter Holdings LLC/CityCenter Finance Corp., PIK:
35,442,532	10.750%, due 1/15/17	37,657,690
931	10.750%, due 1/15/17 (a)	989
14,549,000	Shingle Springs Tribal Gaming
	Authority, 9.375%, due 6/15/15 (a)	12,221,160

		86,515,619

The accompanying notes are an integral part of the financial statements.

59

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2012

Principal Amount ‡		Security †	Value (Note 1)

Corporate Bonds & Notes (continued)

		Healthcare - 3.31%
10,000,000		InVentiv Health, Inc., 10.000%, due 8/15/18 (a)	$9,100,000
		Radiation Therapy Services, Inc.:
2,000,000		8.875%, due 1/15/17	1,932,500
18,275,000		9.875%, due 4/15/17	12,975,250
8,808,000		Rotech Healthcare, Inc., 10.750%, due 10/15/15	8,631,840

			32,639,590

		Home Construction - 9.15%
30,989,664		Ainsworth Lumber Co., Ltd., PIK, 11.000%, due 7/29/15 (Canada) (a)	30,834,716
24,967,000		CEMEX España Luxembourg, 9.250%, due 5/12/20 (Luxembourg)[2] (a)	26,215,350
4,000,000	EUR	CEMEX Finance LLC, 9.625%, due 12/14/17 (a)	5,547,491
4,000,000		HD Supply, Inc., 11.500%, due 7/15/20 (a)	4,220,000
		New Enterprise Stone & Lime Co., Inc.:
5,900,000		11.000%, due 9/1/18	4,336,500
18,392,000		PIK, 13.000%, due 3/15/18 (a)	18,943,760

			90,097,817

		Media/Cable - 9.71%
		Clear Channel Communications, Inc.:
17,700,000		9.000%, due 3/1/21	15,531,750
34,367,289		PIK, 11.000%, due 8/1/16	25,603,630
15,000,000		Intelsat Jackson Holdings SA, 6.625%, due 12/15/22 (Luxembourg) (a)	14,943,750
16,450,000		Intelsat Luxembourg SA, 11.250%, due 2/4/17 (Luxembourg)	17,334,187
4,350,000		LBI Media, Inc., 9.250%, due 4/15/19 (a)	4,154,250
5,000,000		Radio One, Inc., 12.500%, due 5/24/16	4,431,250

Principal Amount ‡	Security †	Value (Note 1)

	Media/Cable (continued)
12,550,000	Spanish Broadcasting System, Inc., 12.500%, due 4/15/17 (a)	$13,616,750

		95,615,567

	Metals & Mining - 1.20%
1,000,000	AK Steel Corp., 7.625%, due 5/15/20	870,000
10,000,000	HudBay Minerals, Inc., 9.500%, due 10/1/20 (Canada) (a)	10,537,500
1,000,000	USEC, Inc., 3.000%, due 10/1/14	415,000

		11,822,500

	Paper & Packaging - 0.98%
1,000,000	Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC, 9.000%, due 4/15/19	1,017,500
8,000,000	Tekni-Plex, Inc., 9.750%, due 6/1/19 (a)	8,600,000

		9,617,500

	Services - 3.02%
	Affinion Group Inc.:
11,233,000	11.500%, due 10/15/15	9,295,308
13,323,000	7.875%, due 12/15/18	10,958,168
10,176,000	EnergySolutions, Inc. / EnergySolutions LLC, 10.750%, due 8/15/18	9,489,120

		29,742,596

	Technology - 4.38%
6,000,000	Advanced Micro Devices, Inc., 7.500%, due 8/15/22 (a)	4,800,000
16,250,000	EVERTEC, Inc./ EVERTEC Finance Corp., 11.000%, due 10/1/18	17,834,375
19,750,000	First Data Corp., 12.625%, due 1/15/21	20,490,625

		43,125,000

The accompanying notes are an integral part of the financial statements.

60

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2012

Principal Amount ‡	Security †	Value (Note 1)

Corporate Bonds & Notes (continued)

	Telecommunications - 5.14%
13,720,000	NII Capital Corp., 7.625%,
	due 4/1/21	$10,907,400
38,600,000	Sprint Capital Corp., 6.875%,
	due 11/15/28	39,661,500

		50,568,900

	Transportation Services - 1.09%
	CEVA Group PLC (United Kingdom):
3,000,000	8.375%, due 12/1/17 (a)	2,917,500
9,000,000	11.500%, due 4/1/18 (a)	7,830,000

		10,747,500

	Utilities - 4.28%
1,643,030	Coso Geothermal Power Holdings
	LLC, 7.000%, due 7/15/26 (a)	659,765
5,060,000	Dynegy Holdings LLC,
	due 2/15/12* (b)	—
	Energy Future Holdings Corp.:
9,250,000	10.875%, due 11/1/17	7,631,250
4,000,000	6.550%, due 11/15/34	1,540,000
9,437,200	PIK, 11.250%, due 11/1/17	8,115,992
24,600,000	Energy Future Intermediate
	Holdings Co. LLC, 11.750%,
	due 3/1/22 (a)	24,169,500

		42,116,507

	Total Corporate Bonds & Notes
	(Cost $712,657,663)	734,557,069

Term Loans - 4.74%
	Aerospace - 1.42%
	Aveos Fleet Performance, Inc.
	(Cayman Islands)*:
2,574,468	Revolving Credit, due 3/12/13	2,432,872
3,180,308	Term Loan, due 3/12/13	3,037,194
6,985,729	Term Loan BA1, due 3/12/15	4,191,437
7,167,231	Term Loan BA2, due 3/12/15	4,300,338

		13,961,841

Principal Amount ‡	Security †	Value (Note 1)

	Chemicals - 0.79%
8,994,737	Synagro Technologies, Term Loan,
	due 4/1/14 (f)	$7,831,043

	Gaming & Entertainment - 0.61%
3,920,508	Dallas Sports & Entertainment,
	Term Loan, 3.560%,
	due 11/17/16 (c)	3,538,258
8,596,651	Hicks Sport Group LLC, Term Loan B,
	due 12/15/10*	2,450,046

		5,988,304

	Media/Cable - 1.05%
	GateHouse Media Operating, Inc. (f):
6,891,282	Add-on Term Loan,
	due 8/28/14	2,379,215
6,264,802	Delayed Draw Term Loan,
	due 8/28/14	2,162,923
16,789,670	Initial Term Loan, due 8/28/14	5,796,634

		10,338,772

	Telecommunications - 0.87%
8,000,000	Lonestar Intermediate Super
	Holdings LLC, Term Loan,
	11.000%, due 8/7/19 (c)	8,540,000

	Total Term Loans
	(Cost $55,458,383)	46,659,960

Municipal Bonds - 0.24%
	Gaming & Entertainment - 0.24%
5,200,000	New York City, NY, Industrial
	Development Agency Civic
	Facility Revenue, Bronx Parking
	Development Co. LLC OID,
	5.750%, due 10/1/37	2,394,184

	Total Municipal Bonds
	(Cost $3,059,929)	2,394,184

The accompanying notes are an integral part of the financial statements.

61

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2012

Shares	Security †	Value (Note 1)

Preferred Stocks - 1.09%

	Energy - 0.25%
2,500	Platinum Energy Solutions, Inc.,
	Series A (b)(d)(e) $	$2,500,000

	Financials - 0.84%
100,000	Ally Financial Inc., Series A,
	8.500% (c)	2,505,000
500,000	Federal Home Loan Mortgage Corp.,
	Series Z, 8.375% (c) (d)	906,250
96,750	Federal National Mortgage Association,
	Series H, 5.810% (d)	273,802
208,000	Federal National Mortgage Association,
	Series M, 4.750% (d)	541,320
417,000	Federal National Mortgage Association,
	Series 0, 7.000% (c) (d)	1,125,900
500,000	Federal National Mortgage Association,
	Series S, 8.250% (c) (d)	881,250
1,000,000	Federal National Mortgage Association,
	Series T, 8.250% (d)	2,000,000

		8,233,522

	Total Preferred Stocks
	(Cost $10,968,941)	10,733,522

Private Equities - 0.85%
	Aerospace - 0.00%#
284,571	Aveos Holding Co.
	(Cayman Islands) (d)	35,571

	Financials - 0.14%
4,568,957	Cerberus CG Investor I LLC (d)	571,120
4,568,918	Cerberus CG Investor II LLC (d)	571,115
2,284,632	Cerberus CG Investor III LLC (d)	285,579

		1,427,814

	Utilities - 0.71%
14,956	BosPower Partners LLC (d)	6,954,540

	Total Private Equities
	(Cost $11,826,131)	8,417,925

Shares	Security †	Value (Note 1)

Common Stocks & Warrants - 1.01%

	Energy - 0.21%
1,237,120	Platinum Energy Solutions,
	Inc. (b) (d) (e)	$1,731,968
8,000	Platinum Energy Solutions, Inc.,
	Warrants (b) (d)	272,810

		2,004,778

	Financials - 0.01%
134,199	Marsico Holdings LLC (d)	100,649

	Media/Cable - 0.05%
148,440	Spanish Broadcasting System, Inc.,
	Class A (d)	519,540

	Services - 0.30%
225,000	Kelly Services, Inc., Class A	2,990,250

	Transportation Services - 0.21%
374,795	Scorpio Tankers, Inc. (Monaco)[3] (d)	2,042,633

	Utilities - 0.23%
121,814	Dynegy, Inc. (d)	2,277,922

	Total Common Stocks & Warrants
	(Cost $12,652,982)	9,935,772

	Total Investment
	Portfolio - 82.53%
	(Cost $806,624,029)	812,698,432
	Other Assets less
	Liabilities - 17.47%	172,010,239

	NET ASSETS - 100.00%	$984,708,671

The accompanying notes are an integral part of the financial statements.

62

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2012

Notes:
EUR:	Euro.
OID:	Original Issue Discount.
PIK:	Payment-in-kind.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Fair-valued security.
(c)	Variable rate security. The rate disclosed is in effect as of October 31, 2012.
(d)	Non-income producing security.
(e)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Acquisition Cost	Carrying Value Per Share

2,500	Platinum Energy Solutions, Inc. Series A Preferred Stock	2/28/11	$1,476,854	$1,000.00
1,237,120	Platinum Energy Solutions, Inc.	2/28/11	1,023,146	1.40

At October 31, 2012, the restricted securities had a total market value of $4,231,968 or 0.43% of net assets of the Fund.

(f)	Unsettled security. Coupon rate is undetermined at October 31, 2012.
*	Issuer in default.
#	Amount represents less than 0.01% of total net assets.
†	U.S. unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.
[1]	Incorporated in Cayman Islands.
[2]	Incorporated in Spain.
[3]	Incorporated in Marshall Islands.

Country Concentration

% of Net Assets

United States	69.16%
Luxembourg	5.94
Canada	4.20
Cayman Islands	1.42
United Kingdom	1.09
United Arab Emirates	0.51
Monaco	0.21

Total	82.53%

Schedule of Forward Foreign Currency Contracts

Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 10/31/12	Unrealized Depreciation

2,240,000 EUR	JPMorgan Chase Bank, N.A	4/4/13	$2,909,984	$2,907,811	$(2,173)

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 10/31/12	Unrealized Depreciation

6,500,000 EUR	JPMorgan Chase Bank, N.A.	4/4/13	$8,416,850	$8,437,844	$(20,994)
EUR: Euro

The accompanying notes are an integral part of the financial statements.

63

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments at value (cost of $806,624,029) (Note 1)	$812,698,432
Cash	166,648,363
Foreign currency at value (cost of $1,296,143)	1,296,143
Dividends and interest receivable	16,951,672
Receivable for securities sold	10,603,742
Receivable for fund shares sold	676,987
Other assets	68,600

Total assets	1,008,943,939

Liabilities:
Payable for securities purchased	17,769,239
Payable for fund shares redeemed	3,646,997
Due to broker	1,296,143
Payable to investment adviser (Note 3)	641,085
Distribution fees payable (Note 6)	572,984
Accrued expenses	256,606
Unrealized depreciation for forward foreign currency contracts	23,167
Payable for shareholder servicing fees (Note 3)	19,980
Payable to trustees and officers	9,067

Total liabilities	24,235,268

Net assets	$984,708,671

Summary of net assets:
Capital stock, $0.001 par value	$1,031,540,442
Accumulated undistributed net investment income	16,205,015
Accumulated net realized losses on investments and foreign currency transactions	(69,086,825)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	6,050,039

Net assets applicable to capital shares outstanding	$984,708,671

Investor Class:
Net assets applicable to 32,698,189 shares outstanding, unlimited number of shares authorized	$335,216,353

Net asset value, offering and redemption price per share	$10.25

Institutional Class:
Net assets applicable to 63,413,891 shares outstanding, unlimited number of shares authorized	$649,492,318

Net asset value, offering and redemption price per share	$10.24

The accompanying notes are an integral part of the financial statements.

64

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Operations
For the Year Ended October 31, 2012

Investment Income:
Interest	$88,323,110
Dividends	1,014,700
Other income	576

Total investment income	89,338,386

Expenses:
Investment advisory fees (Note 3)	7,609,834
Distribution fees (Note 6)	796,502
Transfer agent fees	279,501
Legal fees	217,362
Shareholder servicing fees (Note 3)	190,254
Auditing and tax fees	142,500
Accounting fees	135,925
Trustees’ and officers’ fees and expenses	125,979
Reports to shareholders	90,998
Registration and filing fees	88,935
Administration fees (Note 3)	55,806
Insurance expenses	31,102
Custodian fees	30,043
Miscellaneous expenses	37,002

Total expenses	9,831,743
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(19,944)

Net expenses	9,811,799

Net investment income	79,526,587

Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(77,956,085)
Net realized gain on foreign currency transactions	137,399
Net change in unrealized appreciation/(depreciation) on investments	87,259,260
Net change in unrealized appreciation/(depreciation) on translation of other
assets and liabilities denominated in foreign currency	124,230

Net gain on investments and foreign currency transactions	9,564,804

Net increase in net assets resulting from operations	$89,091,391

The accompanying notes are an integral part of the financial statements.

65

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Operations:
Net investment income	$79,526,587	$87,188,378
Net realized gain/(loss) on investments - unaffiliated issuers	(77,956,085)	41,773,493
Net realized loss on investments - affiliated issuers	—	(229,000)
Net realized gain/(loss) on foreign currency transactions	137,399	(402,941)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	87,259,260	(133,019,229)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	124,230	(145,458)

Net increase/(decrease) in net assets resulting from operations	89,091,391	(4,834,757)

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(21,820,692)	(22,349,140)
Institutional Class	(49,737,464)	(57,219,166)
Net realized gains:
Investor Class	(13,647,823)	(2,378,123)
Institutional Class	(31,125,418)	(7,065,161)

Decrease in net assets from dividends and distributions	(116,331,397)	(89,011,590)

Capital Share Transactions:
Proceeds from sale of shares	335,126,338	615,362,700
Net asset value of shares issued in reinvestment of dividends and distributions	96,345,175	75,295,393
Redemption fees	81,157	289,629
Cost of shares redeemed	(523,168,235)	(502,178,413)

Net increase/(decrease) in net assets resulting from capital share transactions	(91,615,565)	188,769,309

Net increase/(decrease) in net assets	(118,855,571)	94,922,962
Net assets at beginning of year	1,103,564,242	1,008,641,280

Net assets at end of year (including accumulated undistributed net investment income of $16,205,015 and $20,240,827, respectively)	$984,708,671	$1,103,564,242

The accompanying notes are an integral part of the financial statements.

66

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

				For the Period Ended October 31, 2009*
	Years Ended October 31,

	2012	2011	2010

Investor Class:
Net asset value, beginning of period	$10.51	$11.36	$10.25	$10.00

Income/(loss) from investment operations:
Net investment income@	0.76	0.85	0.83	0.07
Net gain/(loss) on investment transactions (both realized and unrealized)	0.13 [1]	(0.81)[2]	0.89 [3]	0.18	[1]

Total from investment operations	0.89	0.04	1.72	0.25

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.69)	(0.79)	(0.60)	—
Distributions from realized gains	(0.46)	(0.10)	(0.01)	—

Total dividends and distributions	(1.15)	(0.89)	(0.61)	—

Net asset value, end of period	$10.25	$10.51	$11.36	$10.25

Total return[4]	9.60%	0.24%	17.19%		2.50%[5]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$335,216	$338,098	$248,975	$90,913
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.14%	1.18%	1.20%		1.53%[6]
After fee waivers/expense offset arrangement/recovery[7]	1.14%	1.18%	1.21%†	1.40	%6#
Ratio of net investment income to average net assets	7.61%	7.64%	7.69%		4.18%[6]
Portfolio turnover rate	72%	105%	129%		12%[5]

1	Includes redemption fees of less than $0.01 per share.
2	Includes redemption fees of $0.01 per share.
3	Includes redemption fees of $0.02 per share.
4

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

5	Not annualized.
6	Annualized.
7

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%. Effective March 1, 2011, the expense limitation was reduced to 1.20%.

†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) through October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

67

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights (continued)

Selected data (for a share outstanding throughout each period) and ratios are as follows:

				For the Period Ended October 31, 2009*
	Years Ended October 31,

	2012	2011	2010

Institutional Class:
Net asset value, beginning of period	$10.50	$11.36	$10.26	$10.00

Income/(loss) from investment operations:
Net investment income@	0.79	0.88	0.86	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)	0.13 [1]	(0.83)[1]	0.87 [1]	0.18

Total from investment operations	0.92	0.05	1.73	0.26

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.72)	(0.81)	(0.62)	—
Distributions from realized gains	(0.46)	(0.10)	(0.01)	—

Total dividends and distributions	(1.18)	(0.91)	(0.63)	—

Net asset value, end of period	$10.24	$10.50	$11.36	$10.26

Total return[2]	9.89%	0.37%	17.38%		2.60%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$649,492	$765,467	$759,666	$191,926
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	0.89%	0.92%	0.93%		1.18%[4]
After fee waivers/expense offset arrangement/recovery[5]	0.89%	0.92%	0.94%†	0.95	%4#
Ratio of net investment income to average net assets	7.94%	7.87%	7.99%		4.59%[4]
Portfolio turnover rate	72%	105%	129%		12%[3]

1	Includes redemption fees of less than $0.01 per share.
2

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the adviser had not recovered previously waived expenses.

3	Not annualized.
4	Annualized.
5

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95%.

†	The investment adviser recovered previously waived fees.
#	The investment adviser waived a portion of its fees.
*	Period from August 31, 2009 (commencement of operations) through October 31, 2009.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

68

Third Avenue Trust
Notes to Financial Statements
October 31, 2012

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund seeks to achieve its objective mainly by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Under normal circumstances, the Fund expects to invest at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data). The Fund invests in both domestic and foreign securities.

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets (plus the amount of any borrowing for investment purposes) in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). These securities will primarily be equity securities, including common stocks and convertible securities, of well-financed real estate companies (meaning companies with high quality assets and conservative levels of liabilities) of any market capitalization. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

69

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue International Value Fund seeks to achieve its objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued.

Third Avenue Focused Credit Fund, under normal circumstances, seeks to achieve its objective mainly by investing at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) in bonds and other types of credit instruments. The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings. Credit instruments include high-yield bonds (commonly known as “junk bonds” or “junk debt”), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments. In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued. The Fund may have significant investments in distressed and defaulted securities and intends to focus on a relatively small number of issuers. The Fund may also purchase equity securities or hold significant positions in equity or other assets that the Fund receives as part of a reorganization process, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

Accounting policies:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value

70

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Trust’s Valuation Committee as authorized by the Board of the Trust, under procedures established by the Board. At October 31, 2012, such securities had a total fair value of $90,375,384 or 3.44% of net assets of Third Avenue Value Fund, $13,302,850 or 2.05% of net assets of Third Avenue Small-Cap Value Fund, $21,053 or less than 0.01% of net assets of Third Avenue Real Estate Value Fund and $4,504,778 or 0.46% of net assets of Third Avenue Focused Credit Fund. Among the factors that may be considered by the Trust’s Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Fund’s beneficial ownership of the issuer’s common stocks and debt securities, comparable multiples of similar issuers, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any material future registration costs.

Fair value measurements:
In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

71

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in

72

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-ask lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, changes in the price of the underlying securities, time until expiration, and volatility of the underlying security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Swaps—Equity swap values are based on the performance of the underlying security which is valued by independent pricing services. The performance is based on the change in the price of the underlying securities. To the extent that this input is observable, the value of the equity swap is categorized as Level 2. To the extent that this input is unobservable, the value is categorized as Level 3.

73

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The following is a summary by level of inputs used to value the Funds’ investments as of October 31, 2012:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$—	$22,866,961	$—	$—	$—
Insurance & Reinsurance	48,042,644	47,453,294	—	—	—
Others	2,170,408,253	460,197,616	1,306,209,803	1,115,190,560	7,830,345
Preferred Stocks:
Financials	—	—	—	—	8,233,522
U.S. Real Estate Investment Trust	—	1,955,745	—	—	—

Total for Level 1 Securities	$2,218,450,897	$532,473,616	$1,306,209,803	$1,115,190,560	$16,063,867

Level 2: Other Significant Observable Inputs†
Common Stocks & Warrants:
Corporate Services	—	—	—	9,970,736	—
Financials	—	—	—	—	100,649
Debt Securities issued by the U.S. Treasury and other government corporations and agencies:
Municipal Bonds	—	—	—	—	2,394,184
Corporate Bonds & Notes	—	—	11,019,889	—	734,557,069
Term Loans	—	—	—	—	32,698,119
Private Equities:
Utilities	—	—	—	—	6,954,540
Preferred Stocks:
Insurance & Reinsurance	9,024	—	—	—	—
Purchased Options	—	—	7,791,332	539,566	—
Short Term Investments:
U.S. Government Obligations	—	89,968,584	—	—	—

Total for Level 2 Securities	$9,024	$89,968,584	$18,811,221	$10,510,302	$776,704,561

74

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Summary by level of inputs (continued)

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund		Third Avenue Focused Credit Fund

Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$26,318	$—	$—	$—		$—
Energy	—	—	—	—		2,004,778
Financial Insurance	860,000	—	—	—		—
Insurance & Reinsurance	98,837	—	—	—		—
Manufactured Housing	84,564,500	—	—	—		—
Limited Partnerships:
Diversified Holding Companies	—	13,302,850	—	—		—
Insurance & Reinsurance	358,478	—	—	—		—
Investment Fund	—	—	21,053	—		—
Preferred Stocks:
Energy	—	—	—	—		2,500,000
Insurance & Reinsurance	212,126	—	—	—		—
Corporate Bonds & Notes	4,255,125	—	—	—		— *
Term Loans	—	—	—	—		13,961,841
Private Equities:
Aerospace	—	—	—	—		35,571
Financials	—	—	—	—		1,427,814
U.S. Real Estate Operating Companies	—	—	43,900,797	—		—
Utilities	—	—	—	—		—

Total for Level 3 Securities	$90,375,384	$13,302,850	$43,921,850	$—		$19,930,004

Total Value of Investments	$2,308,835,305	$635,745,050	$1,368,942,874	$1,125,700,862		$812,698,432

Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Written Options	$—	$—	$3,584,476	$—	*	$—
Equity Swaps	—	—	—	719,012		—
Forward Foreign Currency Contracts	—	—	—	—		(23,167)

Total Appreciation/(Depreciation)
of Other Financial Instruments	$—	$—	$3,584,476	$719,012		$(23,167)

†

The value of securities that transferred from Level 2 on October 31, 2011 to Level 1 on October 31, 2012 for Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund were $1,593,855,108, $94,718,250, $663,059,145 and $738,415,424, respectively. These changes were the result of certain securities trading outside the U.S. whose values were adjusted by the application of fair value factors at October 31, 2011 as described under the security valuation note on pages 70-71. In addition, the value of securities that transferred from Level 1 on October 31, 2011 to Level 2 on October 31, 2012 for Third Avenue Value Fund were $8,426. These changes were due to lack of quoted prices in active markets at year end.

* Security has zero value.

Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.
Transfers from Level 1 to Level 2, or from Level 2 to Level 1 are recorded utilizing values as of the beginning of the period.

75

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common Stocks	Corporate Bonds & Notes	Limited Partnerships	Preferred Stocks	Total

Balance as of 10/31/11 (fair value)
Auto Supply	$— *	$—	$—	$—	$—
Consumer Products	26,318	1,593,899	—	—	1,620,217
Financial Insurance	555,000	—	—	—	555,000
Insurance & Reinsurance	145,847	—	534,952	194,023	874,822
Manufacturing Housing	80,843,000	—	—	—	80,843,000
U.S. Real Estate Operating Companies	6,641,537	—	—	—	6,641,537
Payment-in-kind
Consumer Products	—	1,096,819	—	—	1,096,819
Sales
Auto Supply	— †	—	—	—	—
Manufacturing Housing	(2,657,793)‡	—	—	—	(2,657,793)
U.S. Real Estate Operating Companies	(6,641,537)	—	—	—	(6,641,537)
Return of capital
Financial Insurance	(3,700,000)	—	—	—	(3,700,000)
Insurance & Reinsurance	(44,274)	—	—	—	(44,274)
Net change in unrealized gain/(loss)
Auto Supply	6,063,328	—	—	—	6,063,328
Consumer Products	—	1,564,407	—	—	1,564,407
Financial Insurance	4,005,000	—	—	—	4,005,000
Insurance & Reinsurance	(2,736)	—	(176,474)	18,103	(161,107)
Manufacturing Housing	5,935,600	—	—	—	5,935,600
U.S. Real Estate Operating Companies	7,647,375	—	—	—	7,647,375
Net realized gain/(loss)
Auto Supply	(6,063,328)	—	—	—	(6,063,328)
Manufacturing Housing	443,693	—	—	—	443,693
U.S. Real Estate Operating Companies	(7,647,375)	—	—	—	(7,647,375)
Balance as of 10/31/12 (fair value)
Auto Supply	—	—	—	—	—
Consumer Products	26,318	4,255,125	—	—	4,281,443
Financial Insurance	860,000	—	—	—	860,000
Insurance & Reinsurance	98,837	—	358,478	212,126	669,441
Manufacturing Housing	84,564,500	—	—	—	84,564,500
U.S. Real Estate Operating Companies	—	—	—	—	—

Total	$85,549,655	$4,255,125	$358,478	$212,126	$90,375,384

Net change in unrealized gain related to securities still held as of October 31, 2012					$11,343,900

*	Investments fair valued at zero.
†	Investments disposed with $0 proceeds due to bankruptcy.
‡	Redemption-in-kind transaction (see Notes 2 and 5).

76

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Small-Cap Value Fund

	Common Stocks	Limited Partnerships	Total

Balance as of 10/31/11 (fair value)
Diversified Holding Companies	$—	$9,167,500	$9,167,500
Forest Products and Paper	1,375,955	—	1,375,955
Sales
Diversified Holding Companies	—	(497,500)	(497,500)
Forest Products and Paper	(2,153)	—	(2,153)
Net change in unrealized gain/(loss)
Diversified Holding Companies	—	5,135,350	5,135,350
Forest Products and Paper	41,392,353	—	41,392,353
Net realized gain/(loss)
Diversified Holding Companies	—	(502,500)	(502,500)
Forest Products and Paper	(42,766,155)	—	(42,766,155)
Balance as of 10/31/12 (fair value)
Diversified Holding Companies	—	13,302,850	13,302,850
Forest Products and Paper	—	—	—

Total	$—	$13,302,850	$13,302,850

Net change in unrealized gain related to securities still held as of October 31, 2012			$5,135,350

77

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Real Estate Value Fund

	Common Stocks	Private Equities	Limited Partnerships	Total

Balance as of 10/31/11 (fair value)
Investment Fund	$—	$—	$37,324,299	$37,324,299
U.S. Real Estate Operating Companies	4,543,605	—	—	4,543,605
Transfer in to Level 3^
U.S. Real Estate Operating Companies	—	42,794,054	—	42,794,054
Purchases
Investment Fund	—	—	1,000,000	1,000,000
Sales
Investment Fund	—	—	(8,473,812)	(8,473,812)
U.S. Real Estate Operating Companies	(4,543,605)	—	—	(4,543,605)
Return of capital
Investment Fund	—	—	(37,000,000)	(37,000,000)
Net change in unrealized gain/(loss)
Investment Fund	—	—	(1,303,246)	(1,303,246)
U.S. Real Estate Operating Companies	1,338,544	1,106,743	—	2,445,287
Net realized gain/(loss)
Investment Fund	—	—	8,473,812	8,473,812
U.S. Real Estate Operating Companies	(1,338,544)	—	—	(1,338,544)
Balance as of 10/31/12 (fair value)
Investment Fund	—	—	21,053	21,053
U.S. Real Estate Operating Companies	—	43,900,797	—	43,900,797

Total	$—	$43,900,797	$21,053	$43,921,850

Net change in unrealized gain related to securities still held as of October 31, 2012				$(196,503)

^	Transfer in is recorded utilizing value as of the beginning of the period.

Third Avenue International Value Fund

Common Stocks

Balance as of 10/31/11 (fair value)
Forest Products and Paper	$4,618,680
Purchases	—
Sales
Forest Products and Paper	(7,227)
Net change in unrealized gain/(loss)
Forest Products and Paper	132,027,855
Net realized gain/(loss)
Forest Products and Paper	(136,639,308)

Balance as of 10/31/12 (fair value)
Forest Products and Paper	$—

The net change in unrealized gain related to securities still held as of October 31, 2012 is $0.

78

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Focused Credit Fund

	Corporate Bonds & Notes		Term Loans	Common Stocks and Warrants		Preferred Stocks	Private Equities	Total

Balance as of 10/31/11 (fair value)
Aerospace	$—		$19,085,109	$—		$—	$10,891,763	$29,976,872
Energy	—		—	10,619,000		2,500,000	—	13,119,000
Financials	—		—	—		—	1,599,151	1,599,151
Gaming & Entertainment	—		8,522,272	—		—	—	8,522,272
Services	—		—	—	*	—	—	—
Utilities	—		—	—		—	5,065,900	5,065,900
Transfer out of Level 3^
Gaming & Entertainment	—		(8,522,272)	—		—	—	(8,522,272)
Utilities	—		—	—		—	(5,065,900)	(5,065,900)
Purchases
Utilities	—	†	—	—		—	—	—
Sales
Aerospace	—		—	—		—	(1,443,400)	(1,443,400)
Energy	—		—	(124,998)		—	—	(124,998)
Services	—		—	—	‡	—	—	—
Bond discount
Aerospace	—		260,300	—		—	—	260,300
Payment-in-kind
Aerospace	—		374,413	—		—	—	374,413
Return of capital
Financials	—		—	—		—	(565,227)	(565,227)
Net change in unrealized gain/(loss)
Aerospace	—		(5,757,981)	—		—	(6,358,558)	(12,116,539)
Energy	—		—	(8,614,222)		—	—	(8,614,222)
Financials	—		—	—		—	192,622	192,622
Net realized gain/(loss)
Aerospace	—		—	—		—	(3,054,234)	(3,054,234)
Energy	—		—	124,998		—	—	124,998
Financials	—		—	—		—	201,268	201,268
Balance as of 10/31/12 (fair value)
Aerospace	—		13,961,841	—		—	35,571	13,997,412
Energy	—		—	2,004,778		2,500,000	—	4,504,778
Financials	—		—	—		—	1,427,814	1,427,814
Gaming & Entertainment	—		—	—		—	—	—
Services	—		—	—		—	—	—
Utilities	—	*	—	—		—	—	—

Total	$—		$13,961,841	$2,004,778		$2,500,000	$1,463,385	$19,930,004

Net change in unrealized gain related to securities still held as of October 31, 2012								$(20,538,139)

*	Investments fair valued at zero.
†	Investments received through corporate action with zero cost.
‡	Investments sold with $0 proceeds.
^	Transfer out is recorded utilizing value as of the beginning of the period.

79

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Quantitative Information about Level 3 Fair Value Measurements #
(amounts in thousands)

Third Avenue Value Fund	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Imputs(s)	Range (Weighted Average)

Common Stock	84,565	Book Value	Lack of marketability	1.0x (1.0x)
Other (b)	5,810

	90,375

Third Avenue Small-Cap Fund	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Imputs(s)	Range (Weighted Average)

Limited Partnerships	13,303	Discount to Market	Discount for lack of marketability (a)	5% (N/A)

Third Avenue Real Estate Fund	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Imputs(s)	Range (Weighted Average)

Private Equity	43,901	Broker Quote	Lack of marketability	N/A
Other (b)	21

	43,922

Third Avenue Focused Credit Fund	Fair Value at 10/31/12	Valuation Technique(s)	Unobservable Imputs(s)	Range (Weighted Average)

Term Loans	13,961	Broker Quote	Lack of marketability	N/A
Preferred Stock	2,500	Liquidation Preference	N/A	N/A
Private Equity	36	Broker Quote	Lack of marketability	N/A
Common Stock	1,732	Market Comparable Companies	Discount for lack of marketability (a)	3.7x - 4.7x (3.5x)
			and estimated EBITDA	$70 million
Warrants	273	Market Comparable Companies	Discount for lack of marketability (a)	3.7x - 4.7x (3.5x)
			and estimated EBITDA	$70 million
Other (b)	1,428

	19,930

Total	167,530

# The table above contains level 3 securities that are valued by brokers. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.
(b) Includes securities less than 0.50% within each respective Fund.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

80

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Recently issued accounting pronouncements:

In December 2011, the Financial Accounting Standards Board “FASB” issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

Security transactions and investment income:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Funds become aware of the dividends. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded daily on the accrual basis, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.
•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at market values using the foreign exchange rates at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held.

Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign cur-

81

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

rency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

Term loans:
The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted, as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2012.

Forward foreign exchange contracts:
The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

82

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

During the year ended October 31, 2012, Third Avenue Real Estate Value Fund and Third Avenue Focused Credit Fund used forward foreign currency contracts for hedging against foreign currency risks. At October 31, 2012, the Third Avenue Real Estate Value Fund no longer held any forward foreign currency contracts.

Option contracts:
The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the year ended October 31, 2012, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund used purchased options on equity, index and foreign currency to gain long exposure to the underlying instruments or indices, for hedging purposes and/or to protect against losses in foreign currencies. As of October 31, 2012, Third Avenue Small-Cap Value Fund and Third Avenue Focused Credit Fund no longer held any purchased options on foreign currency and purchased options on equity respectively.

83

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

During the year ended October 31, 2012, Third Avenue Real Estate Value Fund used written call options on foreign currency for hedging against foreign currency risks and written options on equity and indices to gain long exposure to the underlying instruments. Third Avenue International Value Fund used written put options on foreign currency for hedging against foreign currency risks.

Swap agreements:
The Funds may enter into total return, interest rate, equity and other swap agreements. Interest rate swap agreements generally involve the agreement by a fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also include an agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Fund will receive or make a payment to the counterparty. Interim payments or receipts are recorded as realized gain/(loss) on swap agreements in the Statements of Operations. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

During the year ended October 31, 2012, Third Avenue International Value Fund participated in equity swap contracts. Details of the open swap contracts at year end are included in the Fund’s Portfolio of Investments under the caption “Equity Swap Contracts”.

During the year ended October 31, 2012, Third Avenue International Value Fund used equity swap contracts to gain exposure to the underlying investments.

Swaptions:
The Funds may purchase or write swap options (“swaptions”) in an attempt to gain additional protection against the effects of interest rate fluctuations. Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into an interest rate swap agreement at or before the expiration date of the option, determined by the style of the swaption. In purchasing and writing swaptions, the Funds bear the risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. The Funds execute transactions in over-the-counter swaptions. Transactions in over-the-counter

84

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

swaptions may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Funds’ maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received or paid from writing or purchasing swaptions that expire or are exercised are treated by the Funds as realized gains or losses from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase, as a realized loss.

During the year ended October 31, 2012, Third Avenue Small-Cap Value Fund used purchased swaptions to gain additional protection against the effects of interest rate fluctuations. At October 31, 2012, the Fund no longer held any swaptions.

Summary of derivatives information:
The following tables present the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

85

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Real Estate Value Fund

Derivative Contract	Statement of Assets and Liabilities Location	Options

Assets:
Equity contracts	Investments at value	$7,182,564
Foreign currency contracts	Investments at value	608,768

Total		$7,791,332

Liabilities:
Equity contracts	Written options at value	$(1,373,373)
Foreign currency contracts	Written options at value	(2,211,103)

		$(3,584,476)

Third Avenue International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location	Options		Swaps

Assets:
Equity contracts	Value of swap agreements	$—		$719,012
Foreign currency contracts	Investments at value	539,566		—

Total		$539,566		$719,012

Liabilities:
Foreign currency contracts	Written options at value	$—	*

		$—

Third Avenue Focused Credit Fund

Derivative Contract	Statement of Assets and Liabilities Location	Forward Foreign Currency Contracts

Liabilities:
Foreign currency contracts	Unrealized depreciation for forward foreign currency contracts	$(23,167)

*	Investment has zero market value.

86

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2012, by primary risk exposure:

Third Avenue Small-Cap Value Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income

Derivative Contract			Purchased Options		Swaptions		Total

Foreign currency contracts			$(3,258,750	)(a)	$—		$(3,258,750)
Interest rate contracts			—		(1,191,706	)(a)	(1,191,706)

Total			$(3,258,750)		$(1,191,706)		$(4,450,456)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivative Contract			Purchased Options		Swaptions		Total

Foreign currency contracts			$2,820,857	(b)	$—		$2,820,857
Interest rate contracts			—		1,174,770	(b)	1,174,770

Total			$2,820,857		$1,174,770		$3,995,627

Third Avenue Real Estate Value Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income

Derivative Contract	Purchased Options		Written Options		Forward Foreign Currency Contracts		Total

Equity contracts	$13,371,526	(a)	$597,788	(c)	$—		$13,969,314
Foreign currency contracts	(3,901,411	)(a)	5,158,027	(c)	(5,627,525	)(d)	(4,370,909)

Total	$9,470,115		$5,755,815		$(5,627,525)		$9,598,405

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivative Contract	Purchased Options		Written Options		Forward Foreign Currency Contracts		Total

Equity contracts	$(9,512,124	)(b)	$1,365,959	(e)	$—		$(8,146,165)
Foreign currency contracts	(1,798,314	)(b)	195,980	(e)	6,326,365	(f)	4,724,031

Total	$(11,310,438)		$1,561,939		$6,326,365		$(3,422,134)

87

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue International Value Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income

Derivative Contract			Purchased Options		Swaps		Total

Equity contracts			$—		$(118,556	)(h)	$(118,556)
Foreign currency contracts			(3,158,442	)(g)	—		(3,158,442)

Total			$(3,158,442)		$(118,556)		$(3,276,998)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivative Contract	Purchased Options		Written Options		Swaps		Total

Equity contracts	$—		$—		$719,012	(i)	$719,012
Foreign currency contracts	286,874	(b)	519,193	(e)	—		806,067

Total	$286,874		$519,193		$719,012		$1,525,079

Third Avenue Focused Credit Fund

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income

Derivative Contract			Purchased Options		Forward Foreign Currency Contracts		Total

Equity contracts			$(3,133,349	)(g)	$—		$(3,133,349)
Foreign currency contracts			—		253,200	(j)	253,200

Total			$(3,133,349)		$253,200		$(2,880,149)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivative Contract			Purchased Options		Forward Foreign Currency Contracts		Total

Equity contracts			$(2,030,908	)(b)	$—		$(2,030,908)
Foreign currency contracts			—		131,469	(f)	131,469

Total			$(2,030,908)		$131,469		$(1,899,439)

(a)	Included in “Net realized gain on investments – unaffiliated issuers”.
(b)	Included in “Net change in unrealized appreciation/(depreciation) on investments”.
(c)	Included in “Net realized gain on written options”.
(d)	Included in “Net realized loss on foreign currency transactions”.

88

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

(e)	Included in “Net change in unrealized appreciation/(depreciation) on written options”.
(f)	Included in “Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency”.
(g)	Included in “Net realized loss on investments – unaffiliated issuers”.
(h)	Included in “Net realized loss on swap agreements”.
(i)	Included in “Net change in unrealized appreciation/(depreciation) on swap agreements”.
(j)	Included in “Net realized gain on foreign currency transaction”.

Derivatives volume:
The tables below disclose the volume of the Funds’ forward foreign currency contracts, options and swaps activities during the year ended October 31, 2012 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity.

89

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

	Third Avenue Small-Cap Value Fund		Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

OTC Options:
Average Ending Value Purchased	—		6,480,761	—	1,433,077
Average Ending Value Written	—		306,714	—	—
Foreign Currency Options:
Average Notional Balance Purchased	36,538,462		114,846,154	436,230,769	—
Average Notional Balance Written	—		114,846,154	71,208,987	—
Swaptions:
Average Notional Balance Purchased	7,710,542,154	JPY	—	—	—
Forward Foreign Currency Contracts:
Average Settlement Value Purchased	—		107,583,496	—	223,845
Average Settlement Value Sold	—		133,846,154	—	6,886,342
Equity Swaps:
Average Notional Balance – Pays Variable Rate	—		—	7,179,074	—

JPY: Japanese Yen

90

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Floating rate obligations:
The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Dividends and distributions to shareholders:
The amount of dividends and distributions paid to shareholders from net investment income and realized capital gains on sales of securities, respectively are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the Fund’s shareholders.

Income tax information:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and each Fund intends to distribute all of its taxable investment income and realized gains to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds’ U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to possible examination by the Internal Revenue Service as well as by state and local taxing authorities.

Expense allocation:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund’s average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds’ average net assets relative to the total average net assets of the Funds and Third Avenue Variable Series Trust.

91

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Share class accounting:
Investment income, common expenses and realized/unrealized gains/(losses) on investments are allocated to the two classes of shares of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $247,148 for the year ended October 31, 2012. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not affiliated with the Adviser a fee of $5,000 for each meeting of the Board that each Trustee attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays each independent Trustee an annual retainer of $65,000 (the lead independent Trustee receives an additional retainer of $12,000). The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000.

2. INVESTMENTS

Purchases and sales/conversions:
The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940 as ownership of 5% or more of the outstanding voting securities of these issuers) for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Third Avenue Value Fund:
Affiliated	$65,175,600	$76,724,328	†
Unaffiliated	387,376,231	1,565,015,974	†
Third Avenue Small-Cap Value Fund:
Affiliated	—	4,114,036
Unaffiliated	191,696,486	367,305,818
Third Avenue Real Estate Value Fund:
Unaffiliated	55,028,886	496,951,149
Third Avenue International Value Fund:
Affiliated	24,152,352	6,584,163
Unaffiliated	191,983,050	319,525,246
Third Avenue Focused Credit Fund:
Unaffiliated	582,863,456	723,717,386

†	Includes $11,621,441 and $91,493,799 from redemption-in-kind transaction for affiliated and unaffiliated issuers, respectively, resulting in realized gains of $19,193,298.

92

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Written options transactions during the period are summarized as follows:

Third Avenue Real Estate Value Fund

	Currency Options Written		Equity and Index Options Written
	Notional Amount (‡)	Premiums Received	Number of Contracts	Premiums Received

Options outsanding at October 31, 2011	—	$—	—	$—

Options written	597,000,000	11,428,494	4,901,336	3,625,326
Options terminated in closing purchase transactions	(215,000,000)	(4,352,662)	(860,000)	(577,960)
Options expired	(234,000,000)	(4,668,749)	(5,000)	(308,034)

Options outsanding at October 31, 2012	148,000,000	$2,407,083	4,036,336	$2,739,332

‡	In Australian Dollars.

Third Avenue International Value Fund

	Currency Options Written
	Notional Amount ($)	Premiums Received

Options outstanding at October 31, 2011	—	$—

Options written	154,286,138	519,193

Options outstanding at October 31, 2012	154,286,138	$519,193

93

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below. These fees are calculated daily and paid monthly.

Fund	Annual Management Fee

Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%
Third Avenue Focused Credit Fund	0.75%

Additionally, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and other miscellaneous expenses. At October 31, 2012, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund had amounts payable to the Adviser of $326,396, $83,668, $210,318, $115,199 and $101,270, respectively, for reimbursement of expenses paid by the Adviser.

Under current arrangements, whenever, in any fiscal year, each Fund’s normal operating expenses, including the investment advisory fee, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse each Fund in an amount equal to that excess. The expense limitations for each Fund are disclosed in its corresponding Financial Highlights. Below are the corresponding contingent liabilities to the Adviser in effect for each Fund:

		Expenses Waived through Fiscal Periods ending
		October 31, 2010	October 31, 2011	October 31, 2012

	Expiration Date	Subject to Repayment until October 31,
Fund		2013	2014	2015

Third Avenue Value Fund	2/28/2013	$250,396	$—	$—
Third Avenue Small-Cap Value Fund	2/28/2013	—	—	—
Third Avenue Real Estate Value Fund	2/28/2013	—	—	—
Third Avenue International Value Fund	2/28/2013	1,525,043	582,479	384,146
Third Avenue Focused Credit Fund	2/28/2013	—	—	—

94

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period after the end of the fiscal year in which an expense is waived or reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Funds to exceed the preceding limitations. These expense limitations can be terminated at any time. The Adviser recovered previously waived fees of $1,278,371 and $24,680 for Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, respectively, for the year ended October 31, 2012.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. Each Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $200,819.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2012, such fees amounted to $2,986,924 for Third Avenue Value Fund, $695,231 for Third Avenue Small-Cap Value Fund, $1,460,754 for Third Avenue Real Estate Value Fund, $719,627 for Third Avenue International Value Fund and $190,254 for Third Avenue Focused Credit Fund.

95

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The Funds have an expense offset arrangement in connection with their custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. The following amounts are the reduction of expenses due to this arrangement for the year ended October 31, 2012. These amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statements of Operations.

Fund	Custody Credit

Third Avenue Value Fund	$97,238
Third Avenue Small-Cap Value Fund	23,187
Third Avenue Real Estate Value Fund	100,401
Third Avenue International Value Fund	34,003
Third Avenue Focused Credit Fund	19,944

4. LINE OF CREDIT

Each Fund and Third Avenue Variable Series Trust participated in a single committed, unsecured $100,000,000 line of credit with The Bank of Nova Scotia, to be used only for temporary or emergency purposes. This commitment was terminated on June 28, 2012. The interest on the loan would have been calculated at a variable rate based on the LIBOR, Federal Funds or Prime Rates. A commitment fee of 0.10% per annum of the available line of credit was charged, of which each participating Fund paid its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee was paid quarterly in arrears and is included in “Custodian fees” in the Statement of Operations. Because all of the Funds in Third Avenue Trust and Third Avenue Variable Series Trust participated, there is no assurance that an individual Fund had access to all or any part of the $100,000,000 at any particular time. During the year ending October 31, 2012, there were no loans outstanding under the line of credit.

5. RELATED PARTY TRANSACTIONS

Brokerage commissions:
M.J. Whitman LLC, a registered broker-dealer, operates under common control with the Adviser. For the year ended October 31, 2012, the Funds paid no brokerage commissions to M.J. Whitman LLC.

96

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Investment in affiliates:
A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2012 is set forth below:

Third Avenue Value Fund

Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2011	Gross Purchases and Additions		Gross Sales and Reductions[1]		Shares/ Principal Amount Held at Oct. 31, 2012	Value at Oct. 31, 2012	Investment Income Nov. 1, 2011 - Oct. 31, 2012

Carver Bancorp, Inc.*	218,500	—		218,500	[2]	—	$—	$—
Covanta Holding Corp.	8,816,889	—		1,623,332		7,193,557	130,778,866	4,195,178
FedFirst Financial Corp.*	232,032	—		232,032		—	—	—
Fleetwood Homes, Inc.	1,014	—		31		983	84,564,500	—
FNC Realty Corp. *	9,487,910	—		9,487,910		—	—	—
Forest City Enterprises, Inc., Class A*	8,764,203	—		4,947,927		3,816,276	61,251,230	—
Forest City Enterprises, Inc., Class B*	22,500	—		22,500		—	—	—
Gouverneur Bancorp, Inc.*	205,511	—		205,511		—	—	—
Home Federal Bancorp, Inc.*	249,757	—		249,757		—	—	—
Home Products International, Inc.	526,368	—		—		526,368	26,318	—
Home Products International, Inc., 2nd Lien, Convertible, PIK, 6.000%, due 3/20/17	18,010,162	1,096,819	[3]	—		19,106,981	4,255,125	1,102,680	[3]
Lai Sun Garment International, Ltd.	160,000,000	4,000,000		4,990,000		159,010,000	20,312,114	—
Manifold Capital Holdings, Inc.	37	—		—		37	860,000	—
RS Holdings Corp., Class A	9,337	—		—		9,337	1,937	—
RS Holdings Corp., Convertible Pfd., Class A	1,022,245	—		—		1,022,245	212,126	—
SFSB, Inc.*	242,800	—		242,800		—	—	—
Sycamore Networks, Inc.	1,871,861	1,876,495		58,377		3,689,979	21,328,079	—
Tejon Ranch Co.	3,420,106	—		1,801,756		1,618,350	48,453,399	—
Tellabs, Inc.**	10,008,450	11,951,857		312,132		21,648,175	63,212,671	857,882

Total Affiliates							$435,256,365	$6,155,740

PIK: Payment-in-kind
[1]	Includes transactions from redemption-in-kind.
[2]	Share reduction of 203,933 due to reverse stock split.
[3]	Payment-in-kind interest.
*	As of October 31, 2012, no longer an affiliate.
**	As of October 31, 2011, not an affiliate.

97

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Small-Cap Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Shares Held at Oct. 31, 2012	Value at Oct. 31, 2012	Investment Income Nov. 1, 2011 - Oct. 31, 2012

Bel Fuse, Inc., Class B	741,242	—	218,681	522,561	$ 8,653,610	$172,444
Catalyst Paper Corp.*	21,530,352	—	21,530,352	—	—	—
Cross Country Healthcare, Inc.*	1,762,844	—	868,752	894,092	3,934,005	—
PYI Corp., Ltd.	475,780,230	—	1,796,000	473,984,230	10,030,053	305,617

Total Affiliates					$22,617,668	$478,061

*	As of October 31, 2012, no longer an affiliate.

Third Avenue Real Estate Value Fund

Name of Issuer:	Shares/Investment Amount/Units Held at Oct. 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Shares/Investment Amount/Units Held at Oct. 31, 2012	Value at Oct. 31, 2012	Investment Income Nov. 1, 2011 - Oct. 31, 2012

Alliance Bernstein Legacy Securities (C1) L.P. *	36,000,000	1,000,000	—	37,000,000	$21,053	$ —
Consolidated-Tomoka Land Co.	500,500	—	—	500,500	16,426,410	20,020
Forest City Enterprises, Inc., Class A	8,846,798	—	—	8,846,798	141,991,108	—
Newhall Holding Co. LLC, Class A Units	29,513,141	—	—	29,513,141	43,900,797	—
Thomas Properties Group, Inc.	7,354,979	—	—	7,354,979	39,275,588	—

Total Affiliates					$241,614,956	$20,020

*	As of October 31, 2012, no longer an affiliate.

Third Avenue International Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2011	Gross Purchases and Additions		Gross Sales and Reductions	Shares Held at Oct. 31, 2012	Value at Oct. 31, 2012	Investment Income Nov. 1, 2011 - Oct. 31, 2012

Boardroom, Ltd.	22,522,784	—		—	22,522,784	$9,970,736	$ 548,611
Catalyst Paper Corp.*	72,271,095	—		72,271,095	—	—	—
GP Investments, Ltd., BDR	—	7,939,408		—	7,939,408	18,333,287	—
Netia S.A.	42,909,495	—		4,307,593	38,601,902	70,247,929	—
Rubicon, Ltd.	51,395,523	17,131,841	[1]	8,739	68,518,625	15,777,959	—
Tenon, Ltd.	10,482,120	—		—	10,482,120	5,861,951	—
WBL Corp., Ltd.	37,050,140	—		—	37,050,140	107,523,771	2,903,690

Total Affiliates						$227,715,633	$3,452,301

BDR:	Brazilian Depositary Receipt
[1]	Share increase due to exercise of rights.
*	As of October 31, 2012, no longer an affiliate.

98

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Focused Credit Fund

Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2011	Gross Purchases and Additions		Gross Sales and Reductions	Shares/ Principal Amount Held at Oct. 31, 2012	Value at Oct. 31, 2012	Investment Income Nov. 1, 2011 - Oct. 31, 2012

Aveos Fleet Performance, Inc.:
Revolving Credit, due 3/12/13*	2,574,468	—		—	2,574,468	$2,432,872	$ —
Term Loan, due 3/12/13*	3,180,308	—		—	3,180,308	3,037,194	—
Term Loan BA1, PIK, due 3/12/15*	6,800,924	184,805	†	—	6,985,729	4,191,437	—
Term Loan BA2, PIK, due 3/12/15*	6,977,623	189,608	†	—	7,167,231	4,300,338	—
Aveos Holding Co.*	573,251	—		288,680	284,571	35,571	—

Total Affiliates						$13,997,412	$ —

PIK: Payment-in-kind
†	Payment-in-kind interest.
*	As of October 31, 2012, no longer an affiliate.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2012, the Funds received the following board member fees from these companies that board members employed by the Adviser agreed to have paid directly to the benefit of the Funds. These fees are included in “Other Income” on the accompanying Statements of Operations.

Fund	Fees

Third Avenue Value Fund	$75,621
Third Avenue Small-Cap Value Fund	6
Third Avenue Real Estate Value Fund	13,475

On February 29, 2012, Third Avenue Value Fund processed in-kind redemptions totaling $106,255,348 from certain investors affiliated with the Adviser, resulting in total realized gains of $19,193,298. The investors contributed the redeemed securities to a newly created fund affiliated with the Adviser. The investments redeemed in-kind have been valued in accordance with the valuation methods set forth in the Fund documents and the policies described in these financial statements.

6. DISTRIBUTION EXPENSES

The Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Value Fund Investor Class (“TVFVX”), Third Avenue Small-Cap Value Fund Investor Class (“TVSVX”), Third Avenue Real Estate Value Fund Investor Class (“TVRVX”), Third Avenue International Value Fund Investor Class (“TVIVX”), and Third Avenue Focused Credit Fund Investor Class (“TFCVX”), each Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide distribution services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. Financial Industry Regulatory Authority (“FINRA”) rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the year ended October 31, 2012, distribution expenses were as follows:

99

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Fund	Distribution Fees

Third Avenue Value Fund	$62,069
Third Avenue Small-Cap Value Fund	21,107
Third Avenue Real Estate Value Fund	121,521
Third Avenue International Value Fund	38,858
Third Avenue Focused Credit Fund	796,502

7. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value.

Transactions in capital stock of each class were as follows:

Third Avenue Value Fund:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Investor Class		Investor Class

	Shares	Amount	Shares	Amount

Shares sold	215,462	$9,622,198	446,995	$22,587,661
Shares issued upon reinvestment of dividends and distributions	11,053	437,198	7,214	367,337
Shares redeemed*	(274,865)	(12,485,879)	(243,977)	(12,237,560)

Net increase/(decrease)	(48,350)	$(2,426,483)	210,232	$10,717,438

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	2,561,771	$112,806,441	5,127,067	$258,905,978
Shares issued upon reinvestment of dividends and distributions	1,613,299	63,789,873	1,741,956	88,686,591
Shares redeemed*	(26,628,875)	(1,184,671,697)	(29,108,672)	(1,444,815,317)
Shares redeemed-in-kind	(2,230,381)	(106,255,348)	—	—

Net decrease	(24,684,186)	$(1,114,330,731)	(22,239,649)	$(1,097,222,748)

100

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Small-Cap Value Fund:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Investor Class		Investor Class

	Shares	Amount	Shares	Amount

Shares sold	141,093	$2,932,132	241,849	$5,127,535
Shares issued upon reinvestment of dividends and distributions	1,666	32,863	2,292	47,738
Shares redeemed*	(141,271)	(3,008,530)	(107,234)	(2,297,147)

Net increase/(decrease)	1,488	$(43,535)	136,907	$2,878,126

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	1,612,280	$33,541,570	3,017,774	$63,843,002
Shares issued upon reinvestment of dividends and distributions	243,005	4,794,476	502,224	10,466,329
Shares redeemed*	(12,065,355)	(251,832,862)	(18,578,333)	(386,647,936)

Net decrease	(10,210,070)	$(213,496,816)	(15,058,335)	$(312,338,605)

Third Avenue Real Estate Value Fund:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Investor Class		Investor Class

	Shares	Amount	Shares	Amount

Shares sold	1,141,097	$27,022,931	1,468,101	$34,437,218
Shares issued upon reinvestment of dividends and distributions	—	—	48,263	1,098,477
Shares redeemed*	(1,111,770)	(24,638,161)	(506,653)	(11,266,051)

Net increase	29,327	$2,384,770	1,009,711	$24,269,644

101

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	11,574,791	$269,518,751	15,516,901	$361,514,800
Shares issued upon reinvestment of dividends and distributions	—	—	2,629,170	59,865,785
Shares redeemed*	(21,796,250)	(501,718,367)	(16,604,692)	(378,348,436)

Net increase/(decrease)	(10,221,459)	$(232,199,616)	1,541,379	$43,032,149

Third Avenue International Value Fund:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Investor Class		Investor Class

	Shares	Amount	Shares	Amount

Shares sold	486,845	$7,412,461	1,280,048	$22,864,723
Shares issued upon reinvestment of dividends and distributions	13,771	191,418	6,877	114,010
Shares redeemed*	(267,506)	(3,992,249)	(795,698)	(13,235,091)

Net increase	233,110	$3,611,630	491,227	$9,743,642

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	9,704,981	$147,206,578	11,130,629	$190,446,355
Shares issued upon reinvestment of dividends and distributions	1,357,835	18,860,331	1,457,602	24,181,557
Shares redeemed*	(21,647,334)	(322,662,446)	(22,122,812)	(374,763,909)

Net decrease	(10,584,518)	$(156,595,537)	(9,534,581)	$(160,135,997)

102

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Third Avenue Focused Credit Fund:

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Investor Class		Investor Class

	Shares	Amount	Shares	Amount

Shares sold	13,721,979	$137,375,438	23,917,225	$267,034,377
Shares issued upon reinvestment of dividends and distributions	3,202,454	30,995,916	1,971,089	21,672,598
Shares redeemed*	(16,393,751)	(163,886,309)	(15,637,023)	(169,794,805)

Net increase	530,682	$4,485,045	10,251,291	$118,912,170

	For the Year Ended October 31, 2012		For the Year Ended October 31, 2011

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	19,758,867	$197,750,900	31,012,475	$348,328,323
Shares issued upon reinvestment of dividends and distributions	6,769,698	65,349,259	4,877,322	53,622,795
Shares redeemed*	(35,996,769)	(359,200,769)	(29,901,735)	(332,093,979)

Net increase/(decrease)	(9,468,204)	$(96,100,610)	5,988,062	$69,857,139

*	Redemption fees are netted with redemption amounts.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund, and Third Avenue Focused Credit Fund charge a redemption fee of 1%, 1%, 1%, 2%, and 2%, respectively, for shares redeemed or exchanged for shares of another Fund within 60 days or less of the purchase date.

8. COMMITMENTS AND CONTINGENCIES

Third Avenue Real Estate Value Fund was notified on September 21, 2012, that Alliance Bernstein had completed the final transactions to liquidate the remaining investments from the Alliance Bernstein Legacy Securities (C1) L.P. The balance at October 31, 2012 is the residual amount invested and there are no other commitments payable to the Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

103

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

9. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:
 Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:
 The Funds may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Credit and interest rate risk:
 The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Market risk:
 Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Counterparty risk:
 The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Funds’ coun-terparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

At October 31, 2012, the Funds had counterparty concentration of credit risk primarily with Goldman, Sachs and Co., JPMorgan Chase Bank, N.A., Macquarie Bank Ltd. and Morgan Stanley Capital Services LLC.

104

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Loans and other direct debt instruments:
 The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Cash concentration:
 The Funds’ cash balances are held at a major regional U.S. bank. The Funds’ cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subject the Funds to a concentration of credit risk. The Funds regularly monitor the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:
 The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

105

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

Fund concentration:
The Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments. Additionally, the Funds may encounter some difficulty in liquidating securities of concentrated positions.

10. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Funds from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded by the Funds on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, real estate investment trusts (“REITs”) and partnerships, the difference in the treatment of amortization of discount on certain debt instruments, realized capital gains on redemptions in-kind not recognized for tax purposes, certain derivative instruments and other book to tax adjustments. Net investment income, net realized capital gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the year ended October 31, 2012, the adjustments were as follows:

Increase/(Decrease) to Capital Stock	Increase/(Decrease) to Accumulated Net Investment Income (Loss)	Increase/(Decrease) to Undistributed Net Realized Gain (Loss) on Investments and Foreign Currency

Third Avenue Value Fund	$(2,355,818)	$71,805,914	$(69,450,096)
Third Avenue Small-Cap Value Fund	—	203,509	(203,509)
Third Avenue Real Estate Value Fund	(1,315,072)	2,587,833	(1,272,761)
Third Avenue International Value Fund	(113)	3,569,970	(3,569,857)
Third Avenue Focused Credit Fund	—	(12,004,243)	12,004,243

106

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The tax character of dividends and distributions paid during the year ended October 31, 2012 was as follows:

	Ordinary Income		Net Capital Gains	Total

Third Avenue Value Fund	$ 67,809,314		$ —	$ 67,809,314
Third Avenue Small-Cap Value Fund	2,502,317		2,530,534	5,032,851
Third Avenue Real Estate Value Fund	—		—	—
Third Avenue International Value Fund	20,206,832		—	20,206,832
Third Avenue Focused Credit Fund	96,676,060	(a)	19,655,337	116,331,397

The tax character of dividends and distributions paid during the year ended October 31, 2011 was as follows:

	Ordinary Income		Net Capital Gains	Total

Third Avenue Value Fund	$ 94,005,691		$ —	$ 94,005,691
Third Avenue Small-Cap Value Fund	10,998,978		—	10,998,978
Third Avenue Real Estate Value Fund	67,496,572		—	67,496,572
Third Avenue International Value Fund	26,197,299		—	26,197,299
Third Avenue Focused Credit Fund	88,531,484	(a)	480,106	89,011,590

At October 31, 2012, the accumulated undistributed earnings on a tax basis were:

	Undistributed Ordinary Income		Net Capital Gains

Third Avenue Value Fund	$ 47,209,831		$ —
Third Avenue Small-Cap Value Fund	4,641,224	(a)	10,421,169
Third Avenue Real Estate Value Fund	68,965,043	(a)	76,498,905
Third Avenue International Value Fund	8,508,601		—
Third Avenue Focused Credit Fund	7,463,994		—

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing difference.

(a) Includes short-term capital gain, which is taxed as ordinary income.

107

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

For the year ended October 31, 2012, certain Funds generated net capital gains which were offset by prior year capital loss carryforwards as follows:

Third Avenue Value Fund	$246,352,345
Third Avenue Real Estate Value Fund	13,274,850

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. However, any capital loss carryforward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carryforward from a pre-enactment year can be used. This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

As of October 31, 2012, certain Funds have capital loss carryforwards which should be available to offset certain capital gains generated in future years as follows:

	Third Avenue Value Fund		Third Avenue International Value Fund		Third Avenue Focused Credit Fund

Capital Losses incurred in a pre-enactment year	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term

Expiration Date

10/31/2017	$160,846,217	$—	$66,054,535	$—	$—	$—
10/31/2018	—	—	56,307,639	—	—	—

	160,846,217	—	122,362,174	—	—	—

Capital Losses incurred in a post-enactment year

No Expiration Date	—	—	3,037,186	81,736,595	26,827,234	42,131,010

Total	$160,846,217	$—	$125,399,360	$81,736,595	$26,827,234	$42,131,010

No distributions of capital gains are expected to be paid to shareholders of the above Funds until either net capital gains in excess of such carryforwards are recognized or such carryforwards expire. It is uncertain whether the Funds will be able to realize the full benefit of pre-enactment year capital loss carryforwards prior to their expiration dates.

108

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

The U.S. federal income tax basis of the Funds’ investments and the total unrealized appreciation (depreciation) as of October 31, 2012 were as follows:

	Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation (Depreciation)

Third Avenue
Value Fund	$2,231,704,406	$549,122,490	$(471,991,591)	$77,130,899	$(24,843)	$77,106,056
Third Avenue
Small-Cap
Value Fund	587,329,172	108,191,936	(59,776,058)	48,415,878	2,520	48,418,398
Third Avenue
Real Estate
Value Fund	1,186,556,778	334,561,011	(152,174,915)	182,386,096	1,562,585	183,948,681
Third Avenue
International
Value Fund	1,124,481,221	146,388,582	(145,168,941)	1,219,641	413,975	1,633,616
Third Avenue
Focused
Credit Fund	798,034,756	65,509,515	(50,845,839)	14,663,676	(1,197)	14,662,479

The difference between book and tax basis total unrealized appreciation (depreciation) is primarily attributable to deferred losses on wash sales, mark-to-market treatment of investments in certain passive foreign investment companies, investments in REITs and partnerships, differences in the treatment of amortization of discount on certain debt instruments and other timing differences. Other cost basis adjustments are primarily attributable to unrealized appreciation (depreciation) on certain derivatives and items related to other miscellaneous investments.

11. SUBSEQUENT EVENTS

The Adviser has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no events, except those listed below, that would require adjustment to or additional disclosure in the Funds’ financial statements.

109

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2012

On December 18, 2012, the Funds made the following per share distributions to shareholders of record on December 17, 2012:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains

Third Avenue Value Fund Institutional Class	$1.3137	$ —	$ —
Third Avenue Value Fund Investor Class	1.2375	—	—
Third Avenue Small-Cap Value Fund Institutional Class	0.2139	0.1340	0.3705
Third Avenue Small-Cap Value Fund Investor Class	0.1568	0.1340	0.3705
Third Avenue Real Estate Value Fund Institutional Class	0.8938	0.1865	1.1888
Third Avenue Real Estate Value Fund Investor Class	0.8418	0.1865	1.1888
Third Avenue International Value Fund Institutional Class	0.1463	—	—
Third Avenue International Value Fund Investor Class	0.1128	—	—
Third Avenue Focused Credit Fund Institutional Class	0.2330	—	—
Third Avenue Focused Credit Fund Investor Class	0.2264	—	—

110

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Third Avenue Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (collectively constituting Third Avenue Trust, hereafter referred to as the “Trust”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years, in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2012

111

Annual Renewal of Investment Advisory Agreements
(Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 6, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”). Prior to voting on the Agreements, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 6, 2012 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds;

2.

the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratio and in analyzing the Fund’s performance;

3.

each Fund’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its comparison universe and competitive fund group;

4.	performance analyses of each Fund and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisory accounts;

112

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

6.

information presented in respect of economies of scale, noting the generally competitive expense ratios, the Adviser’s agreement to limit certain Funds’ total expenses, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds, the trend of expense ratios of each Fund since inception and the decline in each Fund’s assets since 2008;

7.

the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.	fallout benefits, including (i) fees for providing administrative services and (ii) research services received by the Adviser in connection with executing Fund portfolio transactions.

B. Description of Personnel And Services Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.

the nature, extent and quality of services rendered to the Funds, including the Adviser’s investment, senior management and operational personnel (and additions to them), and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added over time through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Funds and Adviser

1.

The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods and since inception. The Trustees also reviewed information pertaining to each Fund’s risk adjusted performance and risk measures.

Conclusions
The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered and evaluated each Fund’s performance over various time periods in light of market conditions, the Adviser’s investing style and circumstances particular to that Fund. While the Trustees expressed concern about the recent and intermediate-term performance for many of the Funds, they understood the relevant circumstances and the efforts the Adviser was making to improve performance over time. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for each Fund was well below the maximum profitability levels found in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that each Fund’s fee paid to the Adviser was reasonable in light of com-

113

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

parative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Fund, including administration fees paid to the Adviser. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Funds and considered each Fund’s fee structure and the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds. The Trustees concluded that, because of declining assets, material economies of scale were not present to be shared with the Funds.

114

Management of the Trust
(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 11/90	Chairman and Trustee

Chairman (3/90 to Present) of Third Avenue Trust; Chairman (7/99 to Present) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to 2010) of Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) of the Yale School of Management at Yale University; Chartered Financial Analyst.

Director (3/91 to 6/11) of Nabors Industries, Inc. (international oil drilling services).

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).

Director (7/96 to Present) of Covanta Holding Corp. (utilities/waste management); Trustee (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

115

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management.

Trustee, The Managers Funds (1999 to Present) (41 portfolios); Trustee of Appleton Growth Fund (2001 to Present); Trustee of Aston Funds (2010 to Present) (26 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee

President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm).

Trustee, The Managers Funds (1999 to Present) (41 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios); Trustee (5/02 to Present) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present). Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and Author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm).	Trustee, The Managers Funds (1999 to Present) (41 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

116

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Marvin Moser, M.D. DOB: January 1924	Trustee since 11/94	Trustee	Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; President of Hypertension Education Foundation (1977 to Present).	Director of Comprehensive Clinical Development (research and pharmaceutical site management company) (2002 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.

Trustee, The Managers Funds (1999 to Present) (41 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios); Trustee of Aston Funds (2010 to Present) (26 portfolios); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Martin Shubik DOB: March 1926	Trustee since 11/90	Trustee	Seymour H. Knox Professor (1975 to 2007) of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President - Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Chartered Financial Analyst.

Director, Special Opportunities Fund, Inc. (2009 to Present). Trustee of Third Avenue Variable Series Trust (7/99 to Present).

*	Each trustee serves until his successor is duly elected and qualified.
**	Messrs. Whitman and Barse are “interested trustees” of the Trust due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

117

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Officer

Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present).

N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

118

Third Avenue Trust
Schedule of Shareholder Expenses
(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2012, and held for the six month period ended October 31, 2012.

Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period May 1, 2012 to October 31, 2012*	Annualized Expense Ratio

Third Avenue Value Fund
Investor Class
Actual	$1,000.00	$1,060.90	$7.25	1.40%
Hypothetical	$1,000.00	$1,018.10	$7.10	1.40%
Institutional Class
Actual	$1,000.00	$1,062.20	$5.96	1.15%
Hypothetical	$1,000.00	$1,019.36	$5.84	1.15%
Third Avenue Small-Cap Value Fund
Investor Class
Actual	$1,000.00	$1,025.00	$6.87	1.35%
Hypothetical	$1,000.00	$1,018.35	$6.85	1.35%
Institutional Class
Actual	$1,000.00	$1,026.40	$5.60	1.10%
Hypothetical	$1,000.00	$1,019.61	$5.58	1.10%

119

Third Avenue Trust
Schedule of Shareholder Expenses (continued)
(Unaudited)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period May 1, 2012 to October 31, 2012*	Annualized Expense Ratio

Third Avenue Real Estate Value Fund
Investor Class
Actual	$1,000.00	$1,088.60	$6.93	1.32%
Hypothetical	$1,000.00	$1,018.50	$6.70	1.32%
Institutional Class
Actual	$1,000.00	$1,089.90	$5.62	1.07%
Hypothetical	$1,000.00	$1,019.76	$5.43	1.07%
Third Avenue International Value Fund
Investor Class
Actual	$1,000.00	$1,038.00	$8.45	1.65%
Hypothetical	$1,000.00	$1,016.84	$8.36	1.65%
Institutional Class
Actual	$1,000.00	$1,038.60	$7.17	1.40%
Hypothetical	$1,000.00	$1,018.10	$7.10	1.40%
Third Avenue Focused Credit Fund
Investor Class
Actual	$1,000.00	$1,050.50	$5.77	1.12%
Hypothetical	$1,000.00	$1,019.51	$5.69	1.12%
Institutional Class
Actual	$1,000.00	$1,051.90	$4.44	0.86%
Hypothetical	$1,000.00	$1,020.81	$4.37	0.86%

*

Expenses (net of fee waivers, expense offset arrangement and/or expense recovery) are equal to the Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184) divided by 366.

120

Third Avenue Trust
Federal Tax Status of Dividends and Distributions
(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2012. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar years ending December 31, 2012.

During the fiscal year ended October 31, 2012, Third Avenue Focused Credit Fund paid to you in cash or reinvested into your account $0.701 and $0.726 per share from net investment income for Investor and Institutional Classes, respectively and $0.253 for both classes from short-term capital gain, which is taxed as ordinary income. Additionally, during the fiscal year ended October 31, 2012, Third Avenue Focused Credit Fund paid to you in cash or reinvested into your account $0.201 per share from long-term capital gain for both classes, which is taxed as such.

During the fiscal year ended October 31, 2012, Third Avenue Small-Cap Value Fund paid to you in cash or reinvested into your account $0.021 and $0.065 per share from net investment income for Investor and Institutional Classes, respectively and $0.066 per share from long-term capital gain for both classes, which is taxed as such.

For the fiscal year ended October 31, 2012, the designations below are applicable to the ordinary income dividends paid by each Fund in accordance with Section 854 of the Internal Revenue Code.

	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations

Third Avenue Value Fund	$19,841,512	10.12%
Third Avenue Small-Cap Value Fund	2,502,318	100%
Third Avenue International Value Fund	20,146,651	3.79%

The following Funds intend to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code. Gross foreign source income and foreign tax expenses for the year ended October 31, 2012 are as follows:

	Gross Foreign Source Income	Foreign Tax Pass Through

Third Avenue Value Fund	$45,502,682	$3,034,410
Third Avenue International Value Fund	26,453,166	2,314,989

Information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be issued by the Funds in the early part of 2013.

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BOARD OF TRUSTEES

Jack W. Aber	Marvin Moser
David M. Barse	Eric Rakowski
William E. Chapman, II	Martin Shubik
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman

OFFICERS

Martin J. Whitman — Chairman of the Board
David M. Barse — President, Chief Executive Officer
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer
Tara Dempsey — Assistant Secretary

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone 212-888-5222
Toll Free 800-443-1021
Fax 212-888-6757
www.thirdave.com

Item 2. Code of Ethics.

At October 31, 2012, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $308,000, including out of pocket expenses of approximately $6,500, for the fiscal year ended October 31, 2012 and $295,000, including out of pocket expenses of approximately $5,800, for the fiscal year ended October 31, 2011.

(b)          Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service

Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)          Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $209,700 for the fiscal year ended October 31, 2012 and $209,700 for the fiscal year ended October 31, 2011. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)           All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)           Audit Committee Pre-Approval Policies and Procedures.

               (i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

               (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not Applicable.

(g)           The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $209,700 for the fiscal year ended October 31, 2012 and $209,700 for the fiscal year ended October 31, 2011.

(h)           The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 31, 2012

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 31, 2012

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	December 31, 2012